This is filed pursuant to Rule 497(c).
File Nos. 33-12988 and 811-05088.

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                        THE ALLIANCEBERNSTEIN PORTFOLIOS:


                 ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
                   ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
                 ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY
           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
             ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY
                        (collectively, the "Strategies")

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                   c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618

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                       STATEMENT OF ADDITIONAL INFORMATION
                                December 29, 2006

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          This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Strategies' current prospectus offering Class A shares, Class B shares, Class C shares and Advisor Class shares dated December 29, 2006, and with the current prospectus of the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy offering Class A shares, Class R shares, Class K shares and Class I shares dated December 29, 2006, (each, a "Prospectus," and together, the "Prospectuses"). Financial statements for the AllianceBernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, and the AllianceBernstein Tax-Managed Wealth Preservation Strategy for the fiscal year ended August 31, 2006 are included in the Strategies' annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the telephone numbers shown above.

                                TABLE OF CONTENTS




                                                                       Page

DESCRIPTION OF THE STRATEGIES AND THE UNDERLYING PORTFOLIOS.................

INVESTMENT POLICIES AND PRACTICES...........................................

INVESTMENT RESTRICTIONS.....................................................

MANAGEMENT OF THE STRATEGIES................................................

EXPENSES OF THE STRATEGIES..................................................

PURCHASE OF SHARES..........................................................

REDEMPTION AND REPURCHASE OF SHARES.........................................

SHAREHOLDER SERVICES........................................................

NET ASSET VALUE.............................................................

DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................

STRATEGY TRANSACTIONS.......................................................

GENERAL INFORMATION.........................................................

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.............................................................

APPENDIX A - Corporate Bond Ratings.........................................A-1

APPENDIX B - Policies and Procedures for Voting Proxies.....................B-1


AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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           DESCRIPTION OF THE STRATEGIES AND THE UNDERLYING PORTFOLIOS

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          The AllianceBernstein Portfolios (the "Trust") is comprised of the six Strategies and the AllianceBernstein Growth Fund. The AllianceBernstein Growth Fund is offered through a separate prospectus and statement of additional information. The Trust is a diversified, open-end investment company.
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          Except as otherwise indicated, the investment objective and policies of the Strategies are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Trustees without a shareholder vote. However, the Strategies will not change their investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that the Trust will achieve its investment objectives. Whenever any investment restriction states a maximum percentage of a Strategy's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Strategy's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

          The AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy invest directly in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios") that are also managed by AllianceBernstein L.P. (the "Adviser"), rather than directly in securities. The AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy each invest directly in securities.

          The term "net assets" as used in this SAI, means net assets plus any borrowings.

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                        INVESTMENT POLICIES AND PRACTICES

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          The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectuses of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy, each a series of the Trust. Class R shares, Class K shares and Class I shares are available only for AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy.

          The investment practices described below may be used by the Strategies either directly or, for those Strategies that invest in Underlying Portfolios, indirectly. For purposes of this section, except where otherwise noted, discussion regarding the investment practices of the Strategies should be read to include the investment practices of the Underlying Portfolios.

Asset-Backed Securities
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          The Strategies may invest in asset-backed securities (unrelated to first mortgage loans), which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS").

          Each type of asset-backed security entails unique risks depending on the type of assets involved and the legal structure used. For example, CARDS are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Convertible Securities
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          Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Services, Inc. ("Moody's") or BBB-or lower by Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch") and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those ratings. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
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          The Underlying Portfolios may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives
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          The Strategies may, but are not required to, use derivatives for risk management purposes or as part of their investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Strategies may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by the Strategies are described below.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Strategy may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy. A Strategy will not purchase put and call options if as a result more than 10% of its net assets would be invested in such options.

          Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the Strategies' investment policies.

          --Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Strategies' interest.

          --Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Strategies' investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

          --Credit Risk. This is the risk that a loss may be sustained by the Strategies as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Strategies consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

          --Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

          --Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

          --Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Strategy. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Strategy's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Strategy's investment objective.

          Use of Options, Futures, Forwards and Swaps by the Strategies.
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          Options on Securities. Each Strategy may write and purchase call and put options on securities. In purchasing an option on securities, a Strategy would be in a position to realize a gain if, during the option period, the price of the securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Strategy would experience a loss not greater than the premium paid for the option. Thus, a Strategy would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy.

          Each Strategy intends to write only covered options. Each of the Strategies may write a put or call option in return for a premium, which is retained by that Strategy whether or not the option is exercised. A call option written by a Strategy is "covered" if the Strategy owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by a Strategy is covered if the Strategy holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written.

          Each of the Strategies may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Strategy undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Strategy will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, a Strategy limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Strategy assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

          Each of the Strategies may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Strategy to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Strategy will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Strategy may purchase call options to hedge against an increase in the price of securities that the Strategy anticipates purchasing in the future. If such increase occurs, the call option will permit the Strategy to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Strategy upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Strategy and the Strategy will suffer a loss on the transaction to the extent of the premium paid.

          Each Strategy may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. Each Strategy will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          Each Strategy may write (sell) covered call and put options and purchase call and put options on securities indices. A call option on a securities index is considered covered if, so long as a Strategy is obligated as the writer of the call option, the Strategy holds securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indices upon which the options written by the Strategy are based. A put option on a securities index written by a Strategy will be considered covered if, so long as it is obligated as the writer of the put option, the Strategy maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

          A Strategy may also purchase put options on securities indices to hedge its investments against a decline in the value of portfolio securities. By purchasing a put option on a securities index, a Strategy will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Strategy's investments does not decline as anticipated, or if the value of the option does not increase, the Strategy's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Strategy's security holdings.

          The purchase of call options on securities indices may be used by a Strategy to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Strategy holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Strategy will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Strategy is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Strategy owns.

          Options on Foreign Currencies. Each Strategy may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Strategies may purchase put options on the foreign currency. If the value of the currency does decline, the Strategy will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Strategies may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Strategy from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Strategy could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          Each Strategy may write options on foreign currencies for hedging purposes or to increase return. For example, where a Strategy anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Strategy could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Strategy to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Strategy will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Strategies also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          Futures Contracts. Futures contracts that each Strategy may buy and sell include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government Securities.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Strategy's current or intended investments in fixed-income securities. For example, if a Strategy owned long-term bonds and interest rates were expected to increase, that Strategy might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Strategy's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Strategy to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Strategy's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Strategy from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Strategy could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Strategy's cash reserves could then be used to buy long-term bonds on the cash market.

          Each Strategy may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Strategy may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Strategy's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, the Strategies could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Strategy purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Strategy will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          The Strategies may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Strategy may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Strategy's current or intended investments from broad fluctuations in stock or bond prices. For example, a Strategy may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Strategy's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Strategy is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Strategy intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Options on Futures Contracts. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Strategies will be traded on U.S. exchanges and will be used only for hedging purposes.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Strategy's portfolio. If the futures price at expiration of the option is below the exercise price, a Strategy will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Strategy's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Strategy will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Strategy intends to purchase. If a put or call option a Strategy has written is exercised, the Strategy will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Strategy's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Strategies may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Strategy could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Strategy would suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Strategy will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Strategy could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Strategy will suffer a loss equal to the price of the call, but the securities which the Strategy intends to purchase may be less expensive.

          Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Each Strategy may enter into forward currency exchange contracts to attempt to minimize the risk to the Strategy from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Strategies intend to enter into forward currency exchange contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a forward currency exchange contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Strategy seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Strategy may enter into a forward currency exchange contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Strategy intends to acquire. A Strategy also may enter into a forward currency exchange contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Strategies may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Strategy may achieve the same protection for a foreign security at a reduced cost through the use of a forward currency exchange contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Strategy may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          Each Strategy has established procedures consistent with the Securities and Exchange Commission ("Commission") policies concerning purchases of foreign currency through forward currency exchange contracts. Accordingly, a Strategy will segregate and mark to market liquid assets in an amount at least equal to the Strategy's obligations under any forward currency exchange contracts.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Strategies may be either the buyer or seller in the transaction. As a seller, a Strategy receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Strategy typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Strategy is a buyer and no credit event occurs, that Strategy will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if a Strategy had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Strategy is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by a Strategy as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to that Strategy.

          Currency Swaps. The Strategies may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by a Strategy with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, the Strategies expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Strategy's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Trust's custodian. The Strategies will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Strategies will have contractual remedies pursuant to the agreements related to the transactions.

          Interest Rate Transactions. Each of the Strategies except AllianceBernstein Tax-Managed Wealth Appreciation Strategy may enter into interest rate swap, cap or floor transactions for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities a Strategy anticipates purchasing at a later date. The Adviser does not intend to use these transactions in a speculative manner. The Strategies also may invest in interest rate transaction futures.

          Interest rate swaps involve the exchange by the Strategies with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Strategies (except AllianceBernstein Tax-Managed Wealth Appreciation Strategy) may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Strategy from interest rate transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make. Each of the Strategies except AllianceBernstein Tax-Managed Wealth Appreciation Strategy will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

          Synthetic Foreign Equity Securities. The Strategies may invest in a form of synthetic foreign equity securities, referred to as international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

          The Strategies normally will invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Strategies may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

          The Strategies will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

          International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

          The Strategies also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

Foreign Currency Exchange Transactions
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          Each Strategy may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Adviser expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

          The Strategies may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Strategy contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Strategies may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

          If conditions warrant, the Strategies may also enter into contracts to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts as hedges against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

          For transaction hedging purposes, the Strategies may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

          Each Strategy may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Strategy intends to buy are denominated, when the Strategy holds cash or short-term investments). For position hedging purposes, each Strategy may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Strategies may also purchase or sell foreign currency on a spot basis.

          A Strategy's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a Strategy.

Forward Commitments and When-Issued and Delayed Delivery Securities
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          Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Strategy does not pay for the securities until they are received, and the Strategy is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Strategy's forward commitments and "when-issued" or "delayed delivery" commitments.

          The use of forward commitments enables the Strategies to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Strategy may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). In addition, when a Strategy believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Strategy's securities denominated in such foreign currency, or when the Strategy believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, the Strategy might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Strategy enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Strategy chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Strategy assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Strategy's NAV.

          At the time a Strategy intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          A Strategy will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Strategy may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

          Although none of the Strategies intends to make such purchases for speculative purposes and each Strategy intends to adhere to the provisions of Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Strategy subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Strategy may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Strategy determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Strategy may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Strategy will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Strategy's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

Illiquid Securities and Non-Publicly Traded Securities
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          Each Strategy will limit its investment in illiquid securities to no more than 15% of net assets or such other amount permitted by guidance regarding the 1940 Act. For this purpose, illiquid securities include, among others, (a) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers); (b) over-the-counter options and assets used to cover over-the-counter options; and
(c) repurchase agreements not terminable in seven days. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Strategy's investment in Rule 144A Securities.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Strategy, however, could affect adversely the marketability of such portfolio securities and a Strategy might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each Strategy's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Investment in Other Investment Companies
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          The Strategies may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Strategies intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Strategies acquire shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategies' expenses. The Strategies may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

Lending of Portfolio Securities
-------------------------------

          The Strategies may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Strategies may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Strategies' Trustees) will consider relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk.

          Each Strategy may lend portfolio securities to the extent permitted under the 1940 Act (currently limited to 33 1/3% of a Strategy's assets) or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Strategy will have the right to call a loan and obtain the securities loaned at any time on five days' notice.

          While securities are on loan, the borrower will pay the Strategy any income from the securities. The Strategies may invest in any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Strategies' investment risks. A Strategy may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Money Market Securities
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          Certificates Of Deposit, Bankers' Acceptances And Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

          Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

          Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

          Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

          Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Strategy at varying rates of interest pursuant to direct arrangements between a Strategy, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Strategies have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Strategies' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Strategies consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Strategy may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody's or AA- or better by S&P or Fitch.

          The ratings of fixed-income securities by S&P, Moody's, and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

          A description of Moody's, S&P's, Fitch and Dominion Bond Rating Service Ltd. Corporate bond ratings is included as Appendix A to this SAI.

Obligations of Supranational Agencies
-------------------------------------

          The Underlying Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities.

Repurchase Agreements
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          A repurchase agreement is an agreement by which a Strategy purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate," which is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Strategies monitor on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Strategy to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Strategies to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Strategies.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Strategy would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Strategies may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Strategies' rights. Each Strategy's Board of Trustees has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Strategies enter into repurchase agreement transactions.

          Each Strategy may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Strategies' ability to enter into repurchase agreements. Currently, each Strategy intends to enter into repurchase agreements only with its custodian and such primary dealers.

Rights and Warrants
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          The Strategies will invest in rights or warrants only if the Adviser deems the underlying equity securities themselves appropriate for inclusion in the Strategies. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Ratings
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          The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

          The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for a Strategy, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

          Unless otherwise indicated, references to securities ratings by one agency in this SAI shall include the equivalent rating by another rating agency.

          The Adviser will try to reduce the risk inherent in a Strategy's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for a Strategy, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

          Non-rated securities may also be considered for investment by certain of the Strategies when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Strategy to a degree comparable to that of rated securities which are consistent with that Strategy's objectives and policies.

Short Sales
-----------

          A short sale is effected by selling a security that a Strategy does not own, or if the Strategy does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that a Strategy contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by a Strategy to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Strategy. However, if the Strategy has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Strategy generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

Standby Commitment Agreements
-----------------------------

          Each Underlying Portfolio may from time to time enter into standby commitment agreements. Such agreements commit an Underlying Portfolio, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to that Underlying Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Underlying Portfolio is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Underlying Portfolio has committed to purchase. An Underlying Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Underlying Portfolio and which are unavailable on a firm commitment basis. The Underlying Portfolio will at all times maintain a segregated account with their custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

          There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Underlying Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Underlying Portfolio.

          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Underlying Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Stripped Mortgage-Related Securities
------------------------------------

          Each Strategy may invest in stripped mortgage-related securities ("SMRS"). SMRS are derivative multi-class mortgage-related securities. SMRS may be issued by the U.S. Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

          SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Strategy may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.

          Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed for these securities and, accordingly, they may be illiquid.

Zero-Coupon and Payment-in-Kind Bonds
-------------------------------------

          The Strategies may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Strategies are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Strategies could be required to liquidate other investments in order to satisfy its dividend requirements at times when the Adviser would not otherwise deem it advisable to do so.

Risks of Certain Investments
----------------------------

          Municipal Markets Risk. The AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy invest in municipal securities, which carry the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield or value of a Strategy's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

          Because the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy invest a significant portion of their assets in municipal securities, they are more vulnerable to events adversely affecting particular states or municipalities, including economic, political, or regulatory developments or terrorism.

          A Strategy's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

          Pooled Investments Risk. The AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy invest in Underlying Portfolios managed by the Adviser. From time to time, one or more of the Underlying Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancing by the Strategies or other investors. These transactions will affect the Underlying Portfolios, since the Underlying Portfolios that receive additional cash will have to invest such cash. This may be particularly important when one or more of the Strategies owns a substantial portion of any Underlying Portfolio. While it is impossible to predict the overall effect of these transactions over time, there could be adverse effects on a Strategy's performance to the extent that the Underlying Portfolio may be required to sell securities or invest cash at time when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Strategies are expected to own substantial portions of some Underlying Portfolios, a redemption or reallocation by the Strategies away from an Underlying Portfolio could cause the Underlying Portfolio's expenses to increase and may result in an Underlying Portfolio becoming too small to be economically viable. The Adviser is committed to minimizing such effect on the Underlying Portfolios to the extent it is consistent with pursuing the investment objectives of the Strategies and the Underlying Portfolios. The Adviser will at all times monitor the effect on the Underlying Portfolios of transactions by the Strategies. As an investor in an Underlying Portfolio, a Strategy will bear its ratable share of expenses with respect to the assets so invested.

--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

          Except as described below and except as otherwise specifically stated in the Prospectuses or this SAI, the investment policies of each Strategy set forth in the Prospectuses and in this SAI are not fundamental and may be changed without shareholder approval.

Certain Fundamental Investment Policies
---------------------------------------

          Each Strategy has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of the Strategy's outstanding voting securities. The terms "Shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectuses and SAI mean the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

          As a matter of fundamental policy, the Strategies may not:

          (1) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

          (2) act as an underwriter of securities, except that it may acquire restricted securities under circumstances in which, if such securities were sold, the Strategy might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");

          (3) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Strategies from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (4) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          (5) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities; and

          (6) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts.

          As a fundamental policy, each Strategy is diversified (as that term is defined in the 1940 Act). This means that at least 75% of each Strategy's assets consist of:

          o    Cash or cash items;

          o    Government Securities;

          o    Securities of other investment companies; and

          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Strategy.

Non-Fundamental Investment Policy
---------------------------------

          As a matter of non-fundamental policy, each Strategy has adopted a policy that provides that the Strategy may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and
(ii) that the Strategy may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Strategy may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE STRATEGIES

--------------------------------------------------------------------------------

The Adviser
-----------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Strategies under the supervision of the Trust's Board of Trustees (see "Management of the Strategies" in the Prospectuses).

          The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2006, totaling approximately $659 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2006, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.8% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

          As of September 30, 2006, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 59.5% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units that, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 60.5% in the Adviser. As of September 30, 2006, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.3% of the issued and outstanding AllianceBernstein Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Based on information provided by AXA, as of January 31, 2006, approximately 14.30% of the issued ordinary shares (representing 23.19% of the voting power) of AXA were owned directly and indirectly by three French mutual insurance companies.

Advisory Agreement and Expenses
-------------------------------

          The Adviser serves as investment manager and adviser of each of the Strategies, continuously furnishes an investment program for each Strategy and manages, supervises and conducts the affairs of each Strategy, subject to the supervision of the Trust's Board of Trustees. The Advisory Agreement provides that the Adviser will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

          The Adviser is compensated for its services at the following annual rates applicable to the average daily net asset value of each Strategy:

               Strategy                                          Annual Percentage Rate
               --------                                          ----------------------
AllianceBernstein Wealth Appreciation Strategy    0.65% of the first $2.5 billion
                                                  0.55% of the excess over $2.5 billion up to $5 billion
                                                  0.50% of the excess over $5 billion

AllianceBernstein Balanced Wealth Strategy        0.55% of the first $2.5 billion
                                                  0.45% of the excess over $2.5 billion up to $5 billion
                                                  0.40% of the excess over $5 billion

AllianceBernstein Wealth Preservation Strategy    0.55% of the first $2.5 billion
                                                  0.45% of the excess over $2.5 billion up to $5 billion
                                                  0.40% of the excess over $5 billion

AllianceBernstein Tax-Managed Wealth              0.65% of the first $2.5 billion
Appreciation Strategy                             0.55% of the excess over $2.5 billion up to $5 billion
                                                  0.50% of the excess over $5 billion

AllianceBernstein Tax-Managed Balanced Wealth     0.55% of the first $2.5 billion
Strategy                                          0.45% of the excess over $2.5 billion up to $5 billion
                                                  0.40% of the excess over $5 billion

AllianceBernstein Tax-Managed Wealth              0.55% of the first $2.5 billion
Preservation Strategy                             0.45% of the excess over $2.5 billion up to $5 billion
                                                  0.40% of the excess over $5 billion

          The Adviser has contractually agreed to waive its fees and bear certain expenses in respect of each of AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy so that total expenses do not exceed on an annual basis 1.50% for Class A shares, 2.20% for Class B and Class C shares, 1.20% for Advisor Class shares, 1.45% for Class K shares, 1.20% for Class I shares and, in the case of AllianceBernstein Wealth Appreciation Strategy only, 1.70% for Class R shares, and in respect of each of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy so that total expenses do not exceed on an annual basis 1.20% for Class A shares, 1.90% for Class B and Class C shares, 0.90% for Advisor Class shares, 1.15% for Class K shares, 0.90% for Class I shares and, in the case of AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy only, 1.40% for Class R shares. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. The advisory fee waiver reduced advisory fees for AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy to 0.65% of the first $2.5 billion, 0.55% of the excess over $2.5 billion up to $5 billion and 0.50% of the excess over $5 billion and for AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, and AllianceBernstein Tax-Managed Wealth Preservation Strategy to 0.55% of the first $2.5 billion, 0.45% of the excess over $2.5 billion up to $5 billion and 0.40% of the excess over $5 billion as a percentage of each Strategy's average daily net assets. Effective September 7, 2004, the Board of Trustees approved an amendment to the Investment Advisory Agreement to reduce the contractual advisory fees to those amounts.

          During the fiscal year ended August 31, 2006, the Adviser received $638,077 in management fees from the AllianceBernstein Tax-Managed Wealth Preservation Strategy (net of $215,889 which was waived by the Adviser due to the expense limitation agreement), $1,628,998 in management fees from the AllianceBernstein Tax-Managed Balanced Wealth Strategy (net of $5,392 which was waived by the Adviser due to the expense limitation agreement), $1,206,800 in management fees from the AllianceBernstein Tax-Managed Wealth Appreciation Strategy (net of $0 which was waived by the Adviser due to the expense limitation agreement), $2,504,543 in management fees from the AllianceBernstein Wealth Preservation Strategy (net of $337 which was waived by the Adviser due to the expense limitation agreement), $8,110,593 in management fees from the AllianceBernstein Balanced Wealth Strategy (net of $248 which was waived by the Adviser due to the expense limitation agreement), and $6,432,314 in management fees from the AllianceBernstein Wealth Appreciation Strategy (net of $0 which was waived by the Adviser due to the expense limitation agreement).

          During the fiscal year ended August 31, 2005, the Adviser received $501,382 in management fees from the AllianceBernstein Tax-Managed Wealth Preservation Strategy (net of $244,409 which was waived by the Adviser due to the expense limitation agreement and $4,132 which was waived by the Adviser under the agreement with the New York Attorney General), $968,768 in management fees from the AllianceBernstein Tax-Managed Balanced Wealth Strategy (net of $202,835 which was waived by the Adviser due to the expense limitation agreement and $5,764 which was waived by the Adviser under the agreement with the New York Attorney General), $436,315 in management fees from the AllianceBernstein Tax-Managed Wealth Appreciation Strategy (net of $104,781 which was waived by the Adviser due to the expense limitation agreement and $2,999 which was waived by the Adviser under the agreement with the New York Attorney General), $1,408,209 in management fees from the AllianceBernstein Wealth Preservation Strategy (net of $32,231 which was waived by the Adviser due to the expense limitation agreement and $6,025 which was waived by the Adviser under the agreement with the New York Attorney General.), $3,927,226 in management fees from the AllianceBernstein Balanced Wealth Strategy (net of $55 which was waived by the Adviser due to the expense limitation agreement and $13,558 which was waived by the Adviser under the agreement with the New York Attorney General), and $2,873,854 in management fees from the AllianceBernstein Wealth Appreciation Strategy (net of $0 which was waived by the Adviser due to the expense limitation agreement and $12,560 which was waived by the Adviser under the agreement with the New York Attorney General).

          During the fiscal year ended August 31, 2004, the Adviser earned $778,029 in management fees from the AllianceBernstein Tax-Managed Wealth Preservation Strategy ($475,745 of which was waived) and $989,778 from the AllianceBernstein Tax-Managed Balanced Wealth Strategy ($623,806 of which was waived). During the period September 2, 2003 through August 31, 2004, the Adviser earned $401,841 from the AllianceBernstein Tax-Managed Wealth Appreciation Strategy ($367,176 of which was waived), $696,291 from the AllianceBernstein Wealth Preservation Strategy ($630,525 of which was waived), $1,476,741 from the AllianceBernstein Balanced Wealth Strategy ($826,362 of which was waived) and $1,237,739 from the AllianceBernstein Wealth Appreciation Strategy ($662,311 of which was waived). During the period May 1, 2003 through August 31, 2003, the Adviser earned $239,530 in management fees from the Alliance Bernstein Tax-Managed Wealth Preservation Strategy ($90,491 of which was waived) and $212,358 from the AllianceBernstein Tax-Managed Balanced Wealth Strategy. During the fiscal year ended April 30, 2003, the Adviser earned $621,442 in management fees from the Tax-Managed Wealth Preservation Strategy ($257,621 of which was waived) and $677,258 from the Tax-Managed Balanced Wealth Strategy.

          The Advisory Agreement provides that it will continue in effect only if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Strategy, and
(ii) by vote of a majority of the Trustees who are not interested persons of the Trust or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Most recently, the continuance of the Advisory Agreement with respect to the Strategies for an additional annual period was approved by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting held on August 1-3, 2006.

          Any amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Strategy and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of the relevant Strategy upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder. The Adviser controls the word "AllianceBernstein" in the names of the Trust and each Strategy, and if the Adviser should cease to be the investment manager of any Strategy, the Trust and such Strategy may be required to change their names to delete the word "AllianceBernstein" from their names.

          The Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

          Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategies. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Strategies. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategies. When two or more of the Adviser's clients (including a Strategy) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., and The AllianceBernstein Pooling Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Strategies' Portfolio Managers
---------------------------------------------------------------

          The management of and investment decisions for the Strategies' portfolios are made by the Adviser's Blend Investment Policy Team. The five investment professionals(1) with the most significant responsibility for the day-to-day management of the Strategies' portfolios are Messrs. Thomas J. Fontaine, Mark A. Hamilton, Joshua Lisser, Seth Masters and Christopher Nikolich. For additional information about the portfolio management of the Strategies, see "Management of the Strategies - Portfolio Managers" in the Strategies' prospectus.


------------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Strategies' equity securities owned directly or beneficially by the Strategies' portfolio managers are set forth below:

            DOLLAR RANGE OF EQUITY SECURITIES IN THE STRATEGIES(2)

                              As of August 31, 2006

-----------------
(2) The ranges presented below include any vested shares awarded under the Adviser's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").


- Tax-Managed Balanced Wealth Strategy

   Mr. Thomas J. Fontaine                                  None
   Mr. Mark A. Hamilton                                    None
   Mr. Joshua Lisser                                       None
   Mr. Seth J. Masters                                     None
   Mr. Christopher H. Nikolich                             None

- Tax-Managed Wealth Appreciation Strategy

   Mr. Thomas J. Fontaine                                  None
   Mr. Mark A. Hamilton                                    None
   Mr. Joshua Lisser                                       None
   Mr. Seth J. Masters                                     None
   Mr. Christopher H. Nikolich                             None

- Tax-Managed Wealth Preservation Strategy

   Mr. Thomas J. Fontaine                                  None
   Mr. Mark A. Hamilton                                    None
   Mr. Joshua Lisser                                       None
   Mr. Seth J. Masters                                     None
   Mr. Christopher H. Nikolich                             None

- Balanced Wealth Strategy

   Mr. Thomas J. Fontaine                                 None
   Mr. Mark A. Hamilton                                   None
   Mr. Joshua Lisser                                      None
   Mr. Seth J. Masters(3)                          $10,001 - $50,000
   Mr. Christopher H. Nikolich                            None

- Wealth Appreciation Strategy

   Mr. Thomas J. Fontaine                         $100,001 - $500,000
   Mr. Mark A. Hamilton(4)                        $100,001 - $500,000
   Mr. Joshua Lisser                              $100,001 - $500,000
   Mr. Seth J. Masters(5)                        $500,001 - $1,000,000
   Mr. Christopher H. Nikolich                    $100,001 - $500,000

- Wealth Preservation Strategy

   Mr. Thomas J. Fontaine                                 None
   Mr. Mark A. Hamilton                                   None
   Mr. Joshua Lisser                                      None
   Mr. Seth J. Masters(6)                          $10,001 - $50,000
   Mr. Christopher H. Nikolich                            None


----------------

(3) With respect to Mr. Masters, if unvested shares awarded for fiscal year 2006 and previous years under the Plans were included, the range would be "$500,001 - $1,000,000."
(4) With respect to Mr. Hamilton, if unvested shares awarded for fiscal year ended 2006 and previous years under the Plans were included, the range would be "$500,001 - $1,000,000."
(5) With respect to Mr. Masters, if unvested shares awarded for fiscal year ended 2006 and previous years under the Plans were included, the range would be "over $1,000,000."
(6) With respect to Mr. Masters, if unvested shares awarded for fiscal year 2006 and previous years under the Plans were included, the range would be "$500,001 - $1,000,000."

          As of August 31, 2006, employees of the Adviser had approximately $47,972,911 invested in shares of Balanced Wealth Strategy, $15,513,557 in shares of Wealth Preservation Strategy and $157,913,946 in shares of Wealth Appreciation Strategy through their interests in the Profit Sharing/401(k) Plan, the Partners Compensation Plan and/or other employee compensation plans, including both vested and unvested amounts.

          As of August 31, 2006, employees of the Adviser had approximately $706,914,640 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding registered investment companies other than the Strategies, other pooled investment vehicles and other accounts over which the Strategies' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2006.

- Tax-Managed Balanced Wealth Strategy

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Strategy)


                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
-----------------       -------     -------          ----------     ----------

Thomas J. Fontaine         28       $29,769,000,000      0             $0
Mark A. Hamilton            9        $  188,000,000      0             $0
Joshua Lisser              29       $34,056,000,000      0             $0
Seth J. Masters            30       $34,153,000,000      0             $0
Christopher H. Nikolich    29       $34,056,000,000      0             $0

- Tax-Managed Wealth Appreciation Strategy

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Strategy)

                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
-----------------       -------     -------          ----------     ------------

Thomas J. Fontaine         28       $29,818,000,000      0             $0
Mark A. Hamilton            9       $   188,000,000      0             $0
Joshua Lisser              29       $34,104,000,000      0             $0
Seth J. Masters            30       $34,202,000,000      0             $0
Christopher H. Nikolich    29       $34,104,000,000      0             $0

- Tax Managed Wealth Preservation Strategy

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Strategy)
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
-----------------       -------     -------          ----------     -----------

Thomas J. Fontaine         28       $29,938,000,000      0             $0
Mark A. Hamilton            9       $   188,000,000      0             $0
Joshua Lisser              29       $34,225,000,000      0             $0
Seth J. Masters            30       $34,322,000,000      0             $0
Christopher H. Nikolich    29       $34,225,000,000      0             $0

- Balanced Wealth Strategy

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Strategy)

                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
-----------------       -------     -------          ----------     -----------

Thomas J. Fontaine         28       $28,177,000,000      0             $0
Mark A. Hamilton            9       $   188,000,000      0             $0
Joshua Lisser              29       $32,464,000,000      0             $0
Seth J. Masters            30       $32,561,000,000      0             $0
Christopher H. Nikolich    29       $32,464,000,000      0             $0

- Wealth Appreciation Strategy

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Strategy)

                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
-----------------       -------     -------          ----------     -----------

Thomas J. Fontaine         28       $28,737,000,000      0             $0
Mark A. Hamilton            9       $   188,000,000      0             $0
Joshua Lisser              29       $33,024,000,000      0             $0
Seth J. Masters            30       $33,121,000,000      0             $0
Christopher H. Nikolich    29       $33,024,000,000      0             $0

- Wealth Preservation Strategy

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Strategy)
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
-----------------       -------     -------          ----------     -----------

Thomas J. Fontaine         28       $29,541,000,000      0             $0
Mark A. Hamilton            9       $   188,000,000      0             $0
Joshua Lisser              29       $33,827,000,000      0             $0
Seth J. Masters            30       $33,925,000,000      0             $0
Christopher H. Nikolich    29       $33,827,000,000      0             $0

- All Strategies


                        OTHER POOLED INVESTMENT VEHICLES
                                                                    Total
                                                     Number of      Assets of
                                                     Pooled         Pooled
                        Total       Total Assets     Investment     Investment
                        Number of   of               Vehicles       Vehicles
                        Pooled      Pooled           Managed        Managed
                        Investment  Investment       with           with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
-----------------       -------     -------          ----------     ----------

Thomas J. Fontaine         124      $18,617,000,000      1          $732,000,000
Mark A. Hamilton            15      $   187,000,000      0          $          0
Joshua Lisser              126      $19,251,000,000      1          $732,000,000
Seth J. Masters            126      $19,251,000,000      1          $732,000,000
Christopher H. Nikolich    126      $19,251,000,000      1          $732,000,000

- All Strategies


                                 OTHER ACCOUNTS

                                                   Number        Total
                                                   of Other      Assets
                        Total                      Accounts      of Other
                        Number    Total Assets     Managed       Accounts
                        of Other  of Other         with          with
                        Accounts  Accounts         Performance-  Performance-
Portfolio Manager       Managed   Managed          based Fees    based Fees
-----------------       -------   -------          ----------    ----------

Thomas J. Fontaine         207    $46,306,000,000      37       $8,904,000,000
A. Hamilton                  0    $             0       0       $            0
Joshua Lisser              251    $66,388,000,000      37       $8,904,000,000
Seth J. Masters            253    $66,463,000,000      37       $8,904,000,000
Christopher H. Nikolich    251    $66,388,000,000      37       $8,904,000,000

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(7)

--------------
(7) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.


          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

Board of Trustees Information
-----------------------------

          The business and affairs of the Strategies are managed under the direction of the Board of Trustees. Certain information concerning the Trustees of the Trust is set forth below.

                                                                           Other
                                                              Portfolios   Trusteeships
                              Principal                       in Fund      And
Name, Address,                Occupation(s)                   Complex      Directorships
Age and                       During Past                     Overseen     Held by
(Year Elected*)               5 Years                         by Trustee   Trustee
---------------               -------                         ----------   -------
Interested Trustee
Marc O. Mayer, **             Executive Vice President           111       SCB Partners, Inc. and
1345 Avenue of the Americas   of the Adviser since 2001                    SCB, Inc.
New York, NY 10105            and Executive Managing
49 (2003)                     Director of
                              AllianceBernstein
                              Investments, Inc. ("ABI")
                              since 2003; prior
                              thereto, he was head of
                              AllianceBernstein
                              Institutional
                              Investments, a unit of
                              the Adviser, from 2001 -
                              2003. Prior thereto,
                              Chief Executive Officer
                              of Sanford C. Bernstein &
                              Co., LLC (institutional
                              research and brokerage
                              arm of Bernstein & Co.
                              LLC) ("SCB & Co.") and
                              its predecessor since
                              prior to 2001.

Disinterested Trustees
Chairman of the Board         Investment Adviser and an          113       None
William H. Foulk, Jr., #+     Independent Consultant.  He was
P.O. Box 5060                 formerly Senior Manager of
Greenwich, CT 06831-0505      Barrett Associates, Inc., a
74 (1998)                     registered investment adviser,
                              with which he had been
                              associated since prior to 2001.
                              He was formerly Deputy
                              Comptroller and Chief Investment
                              Officer of the State of New York
                              and, prior thereto, Chief
                              Investment Officer of the New
                              York Bank for Savings.

Ruth Block, ***#              Formerly, Executive Vice           100       None
500 S.E. Mizner Blvd.         President and Chief Insurance
Boca Raton, FL 33432          Officer of The Equitable Life
76 (1993)                     Assurance Society of the United
                              States; Chairman and Chief
                              Executive Officer of Evlico
                              (insurance); Director of Avon,
                              BP (oil and gas), Ecolab
                              Incorporated (specialty
                              chemicals), Tandem Financial
                              Group and Donaldson, Lufkin &
                              Jenrette Securities Corporation;
                              and Governor at Large, National
                              Association of Securities
                              Dealers, Inc.

David H. Dievler, #           Independent Consultant.  Until     112       None
P.O. Box 167                  December 1994, he was Senior
Spring Lake, NJ 07762         Vice President of AB Corp.
77 (1999)                     (formerly, Alliance Capital
                              Management Corporation)
                              responsible for mutual fund
                              administration.  Prior to
                              joining AB Corp. in 1984, he was
                              Chief Financial Officer of
                              Eberstadt Asset Management since
                              1968. Prior to that, he was a
                              Senior Manager at Price
                              Waterhouse & Co. Member of the
                              American Institute of Certified
                              Public Accountants since 1953.

John H. Dobkin, #             Consultant.  Formerly, President   111       None
P.O. Box 12                   of Save Venice, Inc.
Annandale, NY 12504           (preservation organization) from
64 (1999)                     2001 - 2002, Senior Advisor from
                              June 1999 - June 2000 and
                              President of Historic Hudson
                              Valley (historic preservation)
                              from December 1989 - May 1999.
                              Previously, Director of the
                              National Academy of Design and
                              during 1988 - 1992, Director and
                              Chairman of the Audit Committee
                              of AB Corp. (formerly, Alliance
                              Capital Management Corporation).

Michael J. Downey, #          Consultant since January 2004.     111       Asia Pacific
c/o AllianceBernstein L.P.    Formerly, managing partner of                Fund, Inc. and
Attn: Philip L. Kirstein      Lexington Capital, LLC                       The Merger Fund
1345 Avenue of the Americas   (investment advisory firm) from
New York, NY 10105            December 1997 until December
62 (2005)                     2003.  Prior thereto, Chairman
                              and CEO of Prudential Mutual
                              Fund Management from 1987 to
                              1993.

D. James Guzy, #              Chairman of the Board of PLX       111       Intel
P.O. Box 128                  Technology (semi-conductors) and             Corporation
Glenbrook, NV 89413           SRC Computers Inc., with which               (semi-conductors);
70 (2005)                     he has been associated since                 Cirrus Logic
                              prior to 2001.  He is also                   Corporation
                              President of the Arbor Company               (semi-conductors);
                              (private family investments).                and the Davis
                                                                           Selected
                                                                           Advisors Group
                                                                           of Mutual Funds
Nancy P. Jacklin, #           Formerly, U.S. Executive           111       None
4046 Chancery Court, NW       Director of the International
Washington, DC  20007         Monetary Fund (December 2002 -
58                            May 2006); Partner, Clifford
(2006)                        Chance (1992 - 2002); Senior
                              Counsel, International Banking
                              and Finance, and Associate
                              General Counsel, Citicorp (1985
                              - 1992); Assistant General
                              Counsel (International), Federal
                              Reserve Board of Governors (1982
                              - 1985); and Attorney Advisor,
                              U.S. Department of the Treasury
                              (1973 - 1982).  Member of the
                              Bar of the District of Columbia
                              and of New York; and member of
                              the Council on Foreign Relations.

Marshall C. Turner, Jr., #    Principal of Turner Venture        111       The George
220 Montgomery Street         Associates (venture capital and              Lucas
Penthouse 10                  consulting) since prior to                   Educational
San Francisco, CA 94104-3402  2001.  From 2003 until May 31,               Foundation and
65 (2005)                     2006, he was CEO of Toppan                   National
                              Photomasks, Inc., Austin, Texas              Datacast, Inc.
                              (semi-conductor manufacturing
                              services).

-------------------------------------------------
*    There is no stated term of office for the Trustees.
** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.
*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+    Member of the Fair Value Pricing Committee.

          The Trustees of the Trust have four standing committees - an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

          The function of the Audit Committee is to assist the Trustees in their oversight of the Strategies' financial reporting process. The Audit Committee met three times during the Strategies' most recently completed fiscal year.

          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Trustees. The Governance and Nominating Committee met seven times during the Strategies' most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider for nomination as a trustee candidates submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Strategy's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Trust did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Trust begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Strategy owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Trust; (v) the class or series and number of all shares of a Strategy of the Trust owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Trust's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Strategies made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in a Strategy's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Strategies' most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met twelve times during the Strategies' most recently completed fiscal year.

          The dollar range of the Strategies' securities owned by each Trustee and the aggregate dollar range of securities of all the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Trustee are set forth below.
                                                      Aggregate Dollar Range of
                               Dollar Range of        Equity Securities in the
                               Equity Securities in   AllianceBernstein Fund
                               the Strategies as of   Complex as of
      Name of Trustee          December 31, 2005      December 31, 2005
      ---------------          -----------------      -----------------

Marc O. Mayer                      Over $100,000       Over $100,000

Ruth Block                         Over $100,000       Over $100,000

David H. Dievler                       None            Over $100,000

John H. Dobkin                     Over $100,000       Over $100,000

Michael J. Downey                      None            Over $100,000

William H. Foulk, Jr.                  None            Over $100,000

D. James Guzy                          None           $50,001 - $100,000

Nancy P. Jacklin*                      None                None

Marshall C. Turner, Jr.           $10,001-$50,000      Over $100,000

-----------------------------------
*    Ms. Jacklin was elected as a Trustee of the Trust on June 14, 2006.

          The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

Officer Information
-------------------

          Certain information concerning the Strategies' officers is set forth below.

                               Positions Held          Principal Occupation
Name, Address,* and Age        with Trust              During Past 5 Years
-----------------------        ----------              -------------------

Marc O. Mayer,                 President and Chief     See biography above.
49                             Executive Officer

Philip L. Kirstein,            Senior Vice President   Senior Vice President and
61                             and Independent         Independent Compliance
                               Compliance Officer      Officer of the
                                                       AllianceBernstein Funds,
                                                       with which he has been
                                                       associated since October
                                                       2004.  Prior thereto, he
                                                       was Of Counsel to
                                                       Kirkpatrick & Lockhart,
                                                       LLP from October 2003 to
                                                       October 2004, and General
                                                       Counsel of Merrill Lynch
                                                       Investment Managers, L.P.
                                                       since prior to 2001 until
                                                       March 2003.

Thomas J. Bardong,             Vice President          Senior Vice President of
61                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001.

Stephen Beinhacker,            Vice President          Senior Vice President of
42                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001.

Michael P. Curcio,             Vice President          Senior Vice President of
41                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001.

Henry S. D'Auria,              Vice President          Senior Vice President of
45                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001,
                                                       Chief Investment Officer
                                                       of Emerging Markets Value
                                                       Equities since 2002 and
                                                       Co-Chief Investment
                                                       Officer of International
                                                       Value Equities since June
                                                       2003.

Robert B. (Guy) Davidson, III, Vice President          Senior Vice President of
45                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001.

Gershon Distenfeld,            Vice President          Vice President of the
31                                                     Adviser,** with which he
                                                       has been associated since
                                                       prior to 2001.

Sharon E. Fay,                 Vice President          Executive Vice President
46                                                     of the Adviser,** with
                                                       which she has been
                                                       associated since prior to
                                                       2001, and Chief
                                                       Investment Officer of
                                                       Global Value Equities
                                                       (since June 2003) and
                                                       U.K. and European Value
                                                       Equities (since prior to
                                                       2001).  She has chaired
                                                       the Global, European and
                                                       U.K. Value Investment
                                                       Policy Groups since prior
                                                       to 2001.

Marilyn G. Fedak,              Vice President          Executive Vice President
59                                                     of the Adviser,** with
                                                       which she has been
                                                       associated since prior to
                                                       2001, Head of Sanford C.
                                                       Bernstein & Co., Inc.'s
                                                       Value Equities Business
                                                       and Co-Chief Investment
                                                       Officer of U.S. Value
                                                       Equities.

Thomas J. Fontaine,            Vice President          Senior Vice President of
41                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001.

Eric Franco,                   Vice President          Senior Vice President of
46                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001.

Mark A. Hamilton,              Vice President          Senior Vice President of
41                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001.

David P. Handke, Jr.,          Vice President          Senior Vice President of
57                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001.

Joshua Lisser,                 Vice President          Senior Vice President of
40                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001.

John Mahedy,                   Vice President          Senior Vice President of
43                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001,
                                                       Co-Chief Investment
                                                       Officer of U.S. Value
                                                       Equities since 2003 and
                                                       Director of Research-U.S.
                                                       Value Equities since
                                                       2001.

Alison Martier,                Vice President          Senior Vice President of
49                                                     the Adviser,** with which
                                                       she has been associated
                                                       since prior to 2001, and
                                                       Director of U.S. Core
                                                       Fixed Income.

Giulio A. Martini,             Vice President          Senior Vice President of
51                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001, and
                                                       Head of Quantitative and
                                                       Currency Strategies Value
                                                       Equities since July 2003.

Christopher Marx,              Vice President          Senior Vice President of
39                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001.

Teresa L. Marziano,            Vice President          Senior Vice President of
52                                                     the Adviser,** with which
                                                       she has been associated
                                                       since prior to 2001, and
                                                       Co-Chief Investment
                                                       Officer of Real Estate
                                                       Investments since July
                                                       2004.

Seth J. Masters,               Vice President          Executive Vice President
47                                                     of the Adviser,** with
                                                       which he has been
                                                       associated since prior to
                                                       2001, Chief Investment
                                                       Officer of Style Blend
                                                       and Core Equity Services
                                                       and Head of the U.S. and
                                                       Global Style Blend teams.

Melanie A. May,                Vice President          Vice President of the
37                                                     Adviser,** with which she
                                                       has been associated since
                                                       prior to 2001.

Christopher H. Nikolich,       Vice President          Senior Vice President of
37                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001.

Jimmy K. Pang,                 Vice President          Senior Vice President of
33                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001.

Joseph G. Paul,                Vice President          Senior Vice President of
46                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001,
                                                       Co-Chief Investment
                                                       Officer of Real Estate
                                                       Investments since July
                                                       2004, and Chief
                                                       Investment Officer of
                                                       Small and Mid
                                                       Capitalization Value
                                                       Equities since 2002.  He
                                                       has also served as Chief
                                                       Investment Officer of
                                                       Advanced Value since
                                                       prior to 2001.

John D. Phillips,              Vice President          Senior Vice President of
59                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001.

James G. Reilly,               Vice President          Executive Vice President
45                                                     of the Adviser,** with
                                                       which he has been
                                                       associated since prior to
                                                       2001.

Paul C. Rissman,               Vice President          Executive Vice President
50                                                     of the Adviser,** with
                                                       which he has been
                                                       associated since prior to
                                                       2001.

Kevin F. Simms,                Vice President          Senior Vice President of
40                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001,
                                                       Co-Chief Investment
                                                       Officer of International
                                                       Value Equities since 2003
                                                       and Director of Research
                                                       for Global Value and
                                                       International Value
                                                       Equities since prior to
                                                       2001.

Christopher M. Toub,           Vice President          Executive Vice President
47                                                     of the Adviser,** with
                                                       which he has been
                                                       associated since prior to
                                                       2001.

P. Scott Wallace,              Vice President          Senior Vice President of
42                                                     the Adviser,** with which
                                                       he has been associated
                                                       since prior to 2001.

Greg J. Wilensky,              Vice President          Vice President of the
39                                                     Adviser,** with which he
                                                       has been associated since
                                                       prior to 2001, and
                                                       Director of Stable Value
                                                       Investments.

Kewjin Yuoh,                   Vice President          Vice President of the
35                                                     Adviser,** with which he
                                                       has been associated since
                                                       March 2003.  Prior
                                                       thereto, he was a Vice
                                                       President of Credit
                                                       Suisse Asset Management
                                                       from prior to 2001 until
                                                       2002.

Emilie D. Wrapp,               Clerk                   Senior Vice President,
51                                                     Assistant General Counsel
                                                       and Assistant Secretary
                                                       of ABI,** with which she
                                                       has been associated since
                                                       prior to 2001.

Andrew L. Gangolf,             Assistant Clerk         Senior Vice President and
52                                                     Assistant General Counsel
                                                       of ABI,** with which he
                                                       has been associated since
                                                       prior to 2001.

Joseph J. Mantineo,            Treasurer and Chief     Senior Vice President of
47                             Financial Officer       ABIS,** with which he has
                                                       been associated since
                                                       prior to 2001.

Vincent S. Noto,               Controller              Vice President of ABIS,**
42                                                     with which he has been
                                                       associated since prior to
                                                       2001.

--------------------
* The address for each of the Trust's Officers is 1345 Avenue of the Americas, New York, NY 10105.
**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Trust.

          The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. The aggregate compensation paid to each of the Trustees by the Strategies for the fiscal year ended August 31, 2006, the aggregate compensation paid to each of the Trustees during calendar year 2005 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. None of the Strategies nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                     Total
                                                    Total            Number of
                                                    Number of        Investment
                                                    Investment       Portfolios
                                                    Companies        within the
                                                    in the           Alliance-
                                                    Alliance-        Bernstein
                                      Total         Bernstein        Fund
                                      Compensation  Fund             Complex,
                                      from the      Complex,         Including
                                      Alliance-     Including        the
                                      Bernstein     the Strategies,  Strategies,
                                      Fund          as to Which      as to
                        Aggregate     Complex,      the Trustee      Which the
                        Compensation  Including     is a             Trustee is
                        From the      the           Director or      a Director
Name of Trustee         Strategies    Strategies    Trustee          or Trustee
---------------         ----------    ----------    -------          ----------

Marc O. Mayer                 $0             $0       41               111
Ruth Block               $24,888       $241,625       30               100
David H. Dievler         $23,946       $269,125       42               112
John H. Dobkin           $25,577       $263,125       41               111
Michael J. Downey        $24,014       $240,625       41               111
William H. Foulk, Jr.    $45,539       $487,625       43               113
D. James Guzy            $17,508        $32,000       41               111
Nancy P. Jacklin          $5,714             $0       41               111
Marshall C. Turner, Jr.  $17,453        $28,500       41               111


          As of December 8, 2006, the Trustees and officers of the Trust as a group owned less than 1% of a Strategy class of shares.

--------------------------------------------------------------------------------

                           EXPENSES OF THE STRATEGIES

--------------------------------------------------------------------------------

          In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Trust pays certain other costs including
(a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Strategy, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Strategies under the appropriate federal securities laws and of qualifying shares of the Strategies under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Strategies' prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Arrangements
-------------------------

          Rule 12b-1 under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Strategies pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, each class of each Strategy pays ABI a Rule 12b-1 distribution services fee which may not exceed an annual rate of 0.50% of a Strategy's aggregate average daily net assets attributable to the Class A shares and Class R shares, 1.00% of a Strategy's aggregate average daily net assets attributable to the Class B shares and Class C shares and 0.25% of a Strategy's aggregate average daily net assets attributable to the Class K shares to compensate ABI for distribution expenses. The Trustees currently limit payments under the Class A Plan to 0.30% of a Strategy's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of a Strategy attributable to each of the Class A, Class B, Class C, Class R and Class K shares constitutes a service fee that ABI will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Strategies' shares.

          In approving the Plans, the Trustees determined that there was a reasonable likelihood that the Plans would benefit each Strategy and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          Each Plan may be terminated with respect to the class of shares of any Strategy to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of any Strategy to which the Plan relates requires approval by the affected class of shareholders of that Strategy. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to each Strategy's Class A, Class B, Class C, Class R and Class K shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

          The Plans may be terminated with respect to any Strategy or class of shares thereof at any time on 60 days' written notice by ABI or by vote of a majority of the outstanding voting securities of that Strategy or that class (as appropriate) or by vote of a majority of the Qualified Trustees without payment of any penalty. Each plan is of a type known as a "compensation plan", which means that it compensates the distributor regardless of its expenses.

          The Plans will continue in effect with respect to each Strategy and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Qualified Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The most recent continuance of the Plans for an additional annual term was approved by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans, at their meeting held on June 14, 2006.

          For services rendered by ABI in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, ABI received $245,340, $529,372, $245,113, $645,749, $2,182,963 and $1,194,559 with respect to the Class A shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2006. For services rendered by ABI in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, ABI received $191,692, $356,381 and $125,996 with respect to the Class A shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2005. For services rendered by ABI in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, ABI received $347,988, $1,025,027 and $511,215 with respect to the Class A shares of the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2005. For services rendered by ABI in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, ABI received $125,404 and $215,775 with respect to the Class A shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended August 31, 2004. For services rendered by ABI in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, ABI received $47,404, $88,663, $255,687 and $134,703 with respect to the Class A shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the period September 2, 2003 through August 31, 2004.

          For services rendered by ABI in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, ABI received $403,283, $596,515, $251,173, $1,063,878, $3,627,447 and $2,100,785 with respect to the Class B shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2006. For services rendered by ABI in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, ABI received $455,946, $553,910 and $187,906 with respect to the Class B shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2005. For services rendered by ABI in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, ABI received $625,139, $1,990,350 and $1,161,829 with respect to the Class B shares of the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2005. For services rendered by ABI in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, ABIreceived $471,073 and $426,943 with respect to the Class B shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended August 31, 2004. For services rendered by ABI in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, ABI received $74,206, $172,748, $576,164 and $345,692 with respect to the Class B shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the period September 2, 2003 through August 31, 2004.

          For services rendered by ABI in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, ABI received $280,695, $546,353, $372,102, $1,091,766, $3,071,011 and $1,790,994 with respect to the Class C shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2006. For services rendered by ABI in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, ABI received $241,828, $360,999 and $201,087 with respect to the Class C shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, and the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2005. For services rendered by ABI in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, ABI received $596,382, $1,390,341 and $816,423 with respect to the Class C shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2005. For services rendered by ABI in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, ABI received $147,305 and $161,014 with respect to the Class C shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended August 31, 2004. For services rendered by ABI in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, ABI received $78,421, $182,219, $437,261 and $265,766 with respect to the Class C shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the period September 2, 2003 through August 31, 2004. For services rendered by ABI in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, ABI received $29,820 and $20,392 with respect to the Class C shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the period May 1, 2003 through August 31, 2003.

          For services rendered by ABI in connection with the distribution of Class R shares pursuant to the Plan applicable to such shares, ABI received $0, $0, $0, $7,972, $7,807, and $8,096, with respect to the Class R shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2006. For services rendered by ABI in connection with the distribution of Class R shares pursuant to the Plan applicable to such shares, ABI received $0, $0, $0, $2,954, $495, and $265, with respect to the Class R shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2005. For services rendered by ABI in connection with the distribution of Class R shares pursuant to the Plan applicable to such shares, ABI received $0, $0, $0, $29, $25 and $25 with respect to the Class R shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the period February 17, 2004 through August 31, 2004.

          For services rendered by ABI in connection with the distribution of Class K shares pursuant to the Plan applicable to such shares, ABI received $0, $0, $0, $583, $6,896, and $7,189, with respect to the Class K shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2006. For services rendered by ABI in connection with the distribution of Class K shares pursuant to the Plan applicable to such shares, ABI received $0, $0, $0, $37, $43, and $13, with respect to the Class K shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2005.

          The Strategies have not adopted any Plan with respect to Class I or Advisor Class shares.

          ABI has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, Class C, Class R, Advisor Class, Class K and Class I shares were as follows for the fiscal year ended August 31, 2006.

           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2006

                                     Class A    Class B   Class C   Advisor
Category of Expense                  Shares     Shares    Shares    Class Shares
-------------------                  ------     ------    ------    ------------

Advertising/Marketing                 $1,094       $206       $337      $137

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders             $1,999     $4,089       $957        $4

Compensation to Underwriters        $211,239    $39,225    $65,813   $25,761

Compensation to Dealers             $605,709   $251,540   $529,642    $9,207

Compensation to Sales Personnel     $122,796    $11,564    $41,441    $6,500

Interest, Carrying or Other
Financing Charges                         $0    $48,011     $2,476        $0

Other (includes personnel costs
of those home office employees
involved in the distribution
effort, travel-related expenses
incurred by the marketing
personnel, conducting seminars
and printing sales literature)      $215,808    $40,224    $67,397   $25,975

Total                             $1,158,645   $394,859   $708,063   $67,584

             ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2006

                                     Class A    Class B   Class C   Advisor
Category of Expense                  Shares     Shares    Shares    Class Shares
-------------------                  ------     ------    ------    ------------

Advertising/Marketing                  $1,229      $384       $442      $69

Printing and Mailing of                $4,641    $3,152     $1,365      $15
Prospectuses and Semi-Annual and
Annual Reports to Other than
Current Shareholders

Compensation to Underwriters         $240,235   $71,769    $87,636  $13,376

Compensation to Dealers              $658,736  $459,636   $580,768   $4,739

Compensation to Sales Personnel      $236,326   $37,124    $76,562   $5,348

Interest, Carrying or Other                $0   $69,233     $5,535       $0
Financing Charges

Other (includes personnel costs of     $246,051   $72,917    $89,927  $13,612
those home office employees
involved in the distribution
effort, travel-related expenses
incurred by the marketing
personnel, conducting seminars and
printing sales literature)

Total                                $1,387,218  $714,215   $842,235  $37,159


           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2006


                                     Class A    Class B   Class C   Advisor
Category of Expense                  Shares     Shares    Shares    Class Shares
-------------------                  ------     ------    ------    ------------

Advertising/Marketing                 $1,099       $174      $406      $105

Printing and Mailing of               $1,721       $998      $742       $25
Prospectuses and Semi-Annual and
Annual Reports to Other than
Current Shareholders

Compensation to Underwriters        $208,135    $32,417   $77,430   $37,206

Compensation to Dealers             $214,014   $222,098  $211,540   $11,428

Compensation to Sales Personnel     $254,837    $14,695   $52,920  $116,671

Interest, Carrying or Other               $0    $29,682    $3,035        $0
Financing Charges

Other (includes personnel costs of  $210,081    $32,568   $78,290   $42,066
those home office employees
involved in the distribution
effort, travel-related expenses
incurred by the marketing
personnel, conducting seminars and
printing sales literature)

Total                               $889,887   $332,632  $424,363  $207,501

                 ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2006

                                      Class A     Class B      Class C   Class R         Advisor
Category of Expense                    Shares      Shares       Shares    Shares    Class Shares
-------------------                    ------      ------       ------    ------    ------------
Advertising/Marketing                  $1,258        $524         $507        $3         $228
Printing and Mailing of                $3,895      $3,293       $1,958        $0          $15
Prospectuses and Semi-Annual and
Annual Reports to Other than
Current Shareholders

Compensation to Underwriters         $247,268    $100,033      $99,813    $1,714      $42,508
Compensation to Dealers              $849,397  $1,728,281   $1,183,481    $9,150      $15,255
Compensation to Sales Personnel      $414,276    $137,304     $218,125      $371      $12,645
Interest, Carrying or Other                $0    $123,626      $11,736        $0           $0
Financing Charges

Other (includes personnel costs      $253,349    $102,164     $102,455    $2,039      $42,909
of those home office employees
involved in the distribution
effort, travel-related expenses
incurred by the marketing
personnel, conducting seminars
and printing sales literature)

Total                              $1,769,443  $2,195,225   $1,618,075   $13,277     $113,560

                 ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2006

                                                              Class K    Class I
Category of Expense                                           Shares     Shares
-------------------                                           ------     ------

Advertising/Marketing                                          $0       $0
Printing and Mailing of Prospectuses and Semi-Annual and       $0       $0
Annual Reports to Other than Current Shareholders

Compensation to Underwriters                                 $269      $30
Compensation to Dealers                                      $436       $6
Compensation to Sales Personnel                               $57      $49
Interest, Carrying or Other Financing Charges                  $0       $0
Other (includes personnel costs of those home office         $318      $32
employees involved in the distribution effort, travel-related expenses incurred by the marketing personnel, conducting seminars and printing sales literature)

Total                                                      $1,080     $117

                   ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2006

                                      Class A     Class B      Class C   Class R        Advisor
Category of Expense                   Shares      Shares       Shares    Shares    Class Shares
-------------------                   ------      ------       ------    ------    ------------
Advertising/Marketing                    $2,562      $1,051        $878       $3        $473
Printing and Mailing of                 $12,245     $12,738      $6,668       $0         $51
Prospectuses and Semi-Annual and
Annual Reports to Other than
Current Shareholders

Compensation to Underwriters           $514,295    $207,729    $181,087   $1,883     $91,173
Compensation to Dealers              $2,653,364  $6,801,704  $3,578,485   $8,422     $29,073
Compensation to Sales Personnel      $1,187,201    $431,998    $534,203     $143     $52,907
Interest, Carrying or Other                  $0    $365,436     $27,003       $0          $0
Financing Charges

Other (includes personnel costs of     $527,585    $213,789    $187,424   $2,242     $92,349
those home office employees
involved in the distribution
effort, travel-related expenses
incurred by the marketing
personnel, conducting seminars and
printing sales literature)

Total                                $4,897,252  $8,034,445  $4,515,748  $12,693    $266,026

                   ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2006

                                                              Class K   Class I
Category of Expense                                           Shares    Shares
-------------------                                           ------    ------

Advertising/Marketing                                              $5       $0
Printing and Mailing of Prospectuses and Semi-Annual               $0       $0
and Annual Reports to Other than Current Shareholders

Compensation to Underwriters                                   $3,299     $102
Compensation to Dealers                                        $1,200      $30
Compensation to Sales Personnel                               $13,406     $304
Interest, Carrying or Other Financing Charges                      $0       $0

Other (includes personnel costs of those home office           $3,934     $119
employees involved in the distribution effort, travel-related expenses incurred by the marketing personnel, conducting seminars and printing sales literature)

Total                                                         $21,844     $555


                 ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2006

                                      Class A     Class B      Class C   Class R        Advisor
Category of Expense                   Shares      Shares       Shares    Shares    Class Shares
-------------------                   ------      ------       ------    ------    ------------
Advertising/Marketing                     $1,429        $642        $559        $2      $1,044
Printing and Mailing of Prospectuses     $13,323     $11,575      $6,904        $0         $27
and Semi-Annual and Annual Reports
to Other than Current Shareholders

Compensation to Underwriters            $292,335    $127,753    $115,972    $1,113    $216,402
Compensation to Dealers               $1,235,908  $3,431,932  $2,156,594    $8,503     $76,968
Compensation to Sales Personnel         $740,671    $209,859    $261,068    $2,014    $152,816
Interest, Carrying or Other                   $0    $189,769     $14,413        $0          $0
Financing Charges

Other (includes personnel costs of      $299,406    $130,002    $119,188    $1,329    $222,084
those home office employees involved
in the distribution effort,
travel-related expenses incurred by
the marketing personnel, conducting
seminars and printing sales
literature)

Total                                 $2,583,072  $4,101,532  $2,674,698   $12,961    $669,341


                 ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2006

                                                              Class K   Class I
Category of Expense                                           Shares    Shares
-------------------                                           ------    ------

Advertising/Marketing                                             $2      $0
Printing and Mailing of Prospectuses and Semi-Annual              $0      $0
and Annual Reports to Other than Current Shareholders

Compensation to Underwriters                                  $1,144     $90
Compensation to Dealers                                         $341     $25
Compensation to Sales Personnel                               $1,027    $157
Interest, Carrying or Other Financing Charges                     $0      $0

Other (includes personnel costs of those home office          $1,367    $107
employees involved in the distribution effort, travel-related expenses incurred by the marketing personnel, conducting seminars and printing sales literature)

Total                                                         $3,881    $379

Custodial Arrangements
----------------------

          State Street Bank and Trust Company, One Lincoln Street, Boston, MA, 02111 ("State Street") acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Strategies' Trustees, State Street may enter into subcustodial agreements for the holding of the Strategies' securities outside of the United States.

Transfer Agency Arrangements
----------------------------

          ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 500 Plaza Drive, Secaucus, New Jersey 07094, and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230 receives a transfer agency fee per account holder of each of the Class A, Class B, Class C and Class R shares of the Trust. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Class R shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges ("CDSCs"). For the fiscal year or period ended August 31, 2006, the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy paid ABIS $87,415, $191,591, $63,248, $163,184, $631,483 and $553,977, respectively, in transfer agency fees.

          ABIS acts as the transfer agent for the Strategies. ABIS registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

          Many Strategy shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Strategies, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Strategies, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Codes of Ethics and Proxy Voting Policies and Procedures
--------------------------------------------------------

          The Strategies, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Strategies. The Strategies have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

          Information regarding how each Strategy voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Strategies' website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.


--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Prospectuses under the heading "Investing in the Strategies."

General
-------

          Shares of the Strategies are offered on a continuous basis at a price equal to their NAV, plus an initial sales charge at the time of purchase (the "Class A shares"), with a CDSC (the "Class B shares"), without any initial sales charge or, as long as the shares are held for one year or more, without any CDSC (the "Class C shares"), to group retirement plans eligible to purchase Class R shares, without any initial sales charge or CDSC (the "Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC (the "Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC (the "Class I shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (the "Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy. All of the classes of shares of each Strategy, except the Advisor Class shares and Class I shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Strategies that are offered subject to a sales charge are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI.

          Investors may purchase shares of the Strategies through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Strategy, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Strategies are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Strategies' shares may receive differing compensation for selling different classes of shares.

          In order to open your account, a Strategy or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Strategy or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Trustees of The AllianceBernstein Portfolios have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive or Short-Term Trading Generally. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of the Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Strategy's shares may force the Strategy to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Strategy may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Strategy may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Strategy may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Strategy performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategies will seek to prevent such practices to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

          o Transaction Surveillance Procedures. The Strategies, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

          o Account Blocking Procedures. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

          o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies seek to apply their surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Strategies, the Strategies will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Strategy will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Strategy that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Strategy will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Strategy that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Strategy shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Strategy shares and avoid frequent trading in Strategy shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Strategies and their agents to detect excessive or short duration trading in Strategy shares, there is no guarantee that the Strategies will be able to identify these shareholders or curtail their trading practices. In particular, the Strategies may not be able to detect excessive or short-term trading in Strategy shares attributable to a particular investor who effects purchase and/or exchange activity in Strategy shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Strategy shares.

          Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Strategy suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Strategies is their NAV, plus, in the case of Class A shares, a sales charge. On each Strategy business day on which a purchase or redemption order is received by a Strategy and trading in the types of securities in which the Strategy invests might materially affect the value of Strategy shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of a Strategy are expected to be substantially the same. However, the NAVs of the Class B, Class C, Class R, Class K and Class I shares will generally be slightly lower than the net asset value of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Strategies will accept unconditional orders for their shares to be executed at the public offering price equal to their NAV next determined (plus, if applicable, Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus, if applicable, Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Strategies or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Strategy shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time on a Strategy business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time on a Strategy business day are automatically placed the following Strategy business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience to the shareholder, and to avoid unnecessary expense to the Strategy, the Strategies will not issue share certificates representing shares of a Strategy. Ownership of a Strategy's shares will be shown on the books of the Strategy's transfer agent. Lost certificates will not be replaced with another certificate but will be shown on the books of the Strategy's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

          The Adviser may make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of the Strategies. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Strategy on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings, relating to a Strategy. ABI pays a discount or commission to financial intermediaries in connection with their sale of shares of the Strategies, as described above. In addition to this discount or commission, ABI may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of the Strategies. Such cash or other incentives may take the form of payment for attendance by individual registered representatives at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a financial intermediary to locations within or outside the United States.

          Each class of shares of a Strategy represents an interest in the same portfolio of investments of the relevant Strategy, have the same rights and are identical in all respects, except that (i) Class A shares of each Strategy bear the expense of the initial sales charge (or CDSC when applicable) and Class B shares and Class C shares of each Strategy bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares of each Strategy each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares of each Strategy, and Advisor Class shares and Class I shares do not bear such a fee (iii) Class B shares and Class C shares of each Strategy bear higher transfer agency costs than those borne by Class A shares, Class R shares, Advisor Class shares, Class K shares and Class I shares of each Strategy, (iv) Class B and Advisor Class shares of each Strategy are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R shares and Class K shares of each Strategy has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Strategy submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares of that Strategy, then such amendment will also be submitted to the Class B and Advisor Class shareholders of that Strategy because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, Class B and Advisor Class shareholders will vote separately by class.

          The Trustees of the Trust have determined that currently no conflict of interest exists between or among the classes of shares of any respective Strategy. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Strategies, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent any such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 of Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 of Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee on Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Strategy shares for the period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004, , the aggregate amounts of underwriting commissions payable with respect to shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy were $623,402, $585,214 and $447,236, respectively. Of those amounts, the ABI retained $44,717, $46,201 and $39,024, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004, ABI received CDSCs of $122, $2,721 and $1,738, respectively, on Class A shares, $64,269, $128,920 and $115,852,
$respectively, on Class B shares and $10,018, $19,097 and $3,278, respectively, on Class C shares.

          During the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004, the aggregate amounts of underwriting commissions payable with respect to shares of the AllianceBernstein Tax-Managed Balanced Wealth Strategy were $1,473,914, $1,318,732 and $1,304,783, respectively. Of those amounts, ABI retained $111,166, $94,378 and $98,586, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004, ABI received CDSCs of $14,292, $5,444 and $6,662, respectively, on Class A shares, $100,135, $118,511 and$53,538, respectively, on Class B shares, and $17,741, $11,564 and $11,017, respectively, on Class C shares.

          During the fiscal years ended August 31, 2006 and August 31, 2005, and the period September 2, 2003 through August 31, 2004, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy were $937,935, $614,868 and $518,146. Of that amount, ABI retained $67,755, $45,546 and $38,125, representing that portion of the sales charges paid on Class A shares which were not reallocated to selected dealers. During the fiscal years ended August 31, 2006, August 31, 2005 and the Strategy's period September 2, 2003 through August 31, 2004, ABI received CDSCs of $0, $20,094 and $0, respectively, on Class A shares, $54,461, $41,406 and $9,705, respectively, on Class B shares, and $5,858, $11,689 and $3,868, respectively, on Class C shares.

          During the fiscal years ended August 31, 2006 and August 31, 2005 and the period September 2, 2003 through August 31, 2004, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein Wealth Preservation Strategy were $2,876,694, $2,408,580 and $1,194,226. Of that amount, ABI retained $218,585, $167,146 and $80,119, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the fiscal years ended August 31, 2006 and August 31, 2005 and the Strategy's period September 2, 2003 through August 31, 2004, ABI received CDSCs of $1,414, $19,092 and $124, respectively, on Class A shares, $262,364, $153,212 and $43,517, respectively, on Class B shares, and $40,837,
$30,124 and $7,975, respectively, on Class C shares.

          During the fiscal years ended August 31, 2006 and August 31, 2005 and the period September 2, 2003 through August 31, 2004, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein Balanced Wealth Strategy were $11,198,462, $7,164,946 and $3,891,938. Of that amount, ABI retained $757,289, $488,963 and $273,845, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the fiscal years ended August 31, 2006 and August 31, 2005 and the Strategy's period September 2, 2003 through August 31, 2004, ABI received CDSCs of $7,780, $3,643 and $300, respectively, on Class A shares, $689,503, $411,741 and $91,965, respectively, on Class B shares, and $86,429,
$55,385 and $27,129, respectively, on Class C shares.

          During the fiscal years ended August 31, 2006 and August 31, 2005 and the period September 2, 2003 through August 31, 2004, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein Wealth Appreciation Strategy were $6,388,788, $3,159,977 and $2,054,764. Of that amount, ABI retained $426,666, $201,243 and $137,447, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the fiscal years ended August 31, 2006 and August 31, 2005 and the Strategy's period September 2, 2003 through August 31, 2004, ABI received CDSCs of $6,131, $29,248 and $4, respectively, on Class A shares, $540,348, $220,208 and $41,253, respectively, on Class B shares, and $41,125,
$29,617 and $12,079, respectively, on Class C shares.

Class A Shares
--------------

          The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

                                                                Discount or
                                                               Commission to
                                              As % of the      Dealers or Agents
                            As % of Net       Public Offering  of up to % of
Amount of Purchase          Amount Invested   Price            Offering Price
------------------          ---------------   --------------   --------------

 Up to $100,000                4.44%              4.25%           4.00%
 $100,000 up to $250,000       3.36%              3.25%           3.00%
 $250,000 up to $500,000       2.30%              2.25%           2.00%
 $500,000 up to $1,000,000*    1.78%              1.75%           1.50%


-------------------
* There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "-- Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other AllianceBernstein Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares - Conversion Feature". The Strategies receive the entire NAV of their Class A shares sold to investors. ABI's commission is the sales charge shown in the Prospectuses less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. Each Strategy may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Management Division;

          (ii) present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives"), of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Strategies will receive the full amount of the investor's purchase payment.

          Conversion Feature. Class B shares will automatically convert to Class A shares on the tenth Strategy business day in the month following the month in which the eighth anniversary date of the acceptance of the purchase order for the Class B shares occurs and, following conversion, such shares will no longer be subject to a higher distribution services fee. Such conversions will be on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares. See "Shareholder Services - Exchange Privilege."

          For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for at least one year, upon redemption. Class C shares are sold without an initial sales charge, so that a Strategy will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables a Strategy to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares and incur higher distribution services fees than Class A shares. Class C shares will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to any charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares and the date of redemption of such shares.

                                         Contingent Deferred Sales Charge
                                        for the Strategies as a % of Dollar
     Years Since Subject to Purchase         Amount Subject to Charge
     -------------------------------         ------------------------

         First                                         4.00%
         Second                                        3.00%
         Third                                         2.00%
         Fourth                                        1.00%
         Fifth and Thereafter                          None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption consists first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the original purchase by the shareholder of shares of the corresponding class of the relevant AllianceBernstein Mutual Fund purchased. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

          Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Strategies in connection with the sale of the shares of the Strategies, such as the payment of compensation to selected dealers and agents for selling shares of the Strategies. The combination of the CDSC and the distribution services fee enables the Strategies to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, (iii) that had been purchased by present or former Trustees of the Trust, by a relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Strategy, or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Class R Shares
--------------

          Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a 0.50% distribution services fee and thus have a higher expense ratio than Class A Shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

          Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a 0.25% distribution services fee and thus have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

          Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

          Advisor Class shares of a Strategy may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or
(iii) by the categories of investors described in clauses (i) through (iv) under "- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Strategy in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A shares, Class B shares, Class C shares, Class R shares or Class K shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

          Advisor Class shares may be held solely through the fee- based program accounts, employee benefit plans, and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares - Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Trust. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, that satisfies the requirements to purchase shares set forth under "Purchase of Shares - Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectuses and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Strategy during the calendar month following the month in which the Strategy is informed of the occurrence of the Conversion Event. The Strategy will provide the shareholder with at least 30 days' notice of conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder whose Advisor Class shares would otherwise convert to Class A shares would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          Each Strategy offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Strategy. In order to enable participants investing through group retirement plans to purchase shares of a Strategy, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. A Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. When a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option, all investments in Class A shares of that Strategy through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Funds' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

          Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million or, for Strategies that don't offer Class R shares, to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to a Strategy's distribution service plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

          Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a 0.50% distribution fee.

          Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a 0.25% distribution fee.

          Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or distribution fee.

Choosing a Class of Shares For Group Retirement Plans
-----------------------------------------------------

          Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Strategy's share class eligibility criteria before determining whether to invest.

          It is expected that Strategies offering Class R, Class K and Class I shares will eventually offer no other classes of shares to group retirement plans. Currently, Strategies offering Class R, Class K and Class I shares also make their Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K shares or Class I shares, if eligible, rather than Class A shares.

          In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

          o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

          o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

          o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Strategy must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If a Strategy is not notified that that a shareholder is eligible for these reductions, the Strategy will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Strategy into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single or concurrent purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain Collegeboundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Strategy or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AllianceBernstein Mutual Funds include:
AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China `97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small-Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right Of Accumulation). An investor's purchase of additional Class A shares of a Strategy may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of a Strategy held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Strategy worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Strategy, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case, the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Strategy, the investor and the investor's spouse or domestic partner each purchase shares of the Strategy worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Strategy or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Strategy shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Strategy can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Strategy within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to a Strategy at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Strategy pursuant to the Strategy's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of a Strategy having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Strategy automatically reinvested in additional shares of the Strategy.

          Shares of a Strategy owned by a participant in the Strategy's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or a Strategy.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Strategy's involuntary redemption provisions. See "Redemption and Repurchase of Shares - General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Strategy should complete the appropriate portion of the Subscription Application, while current Strategy shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategies may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

          In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

          o    upfront sales commissions

          o    12b-1 fees

          o    additional distribution support

          o    defrayal of costs for educational seminars and training

          o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read the Prospectuses carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

          For 2006, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2005, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Strategies - Transfer Agency Arrangements" above. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies - Annual Operating Expenses" in the Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategies, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

          A.G. Edwards
          AIG Advisor Group
          Ameriprise Financial Services
          AXA Advisors
          Banc of America
          Bank One Securities Corp.
          Charles Schwab
          Chase Investment Services
          Citicorp Investment Services
          Citigroup Global Markets
          Commonwealth Financial Network
          Donegal Securities
          Independent Financial Marketing Group
          ING Advisors Network
          Lincoln Financial Advisors
          Linsco/Private Ledger
          McDonald Investments
          Merrill Lynch
          MetLife Securities
          Morgan Stanley
          Mutual Service Corporation
          National Financial
          PFS Investments
          Piper Jaffray
          Raymond James
          RBC Dain Rauscher
          Robert W. Baird
          Securities America
          Signator Investors
          UBS AG
          UBS Financial Services
          Uvest Financial Services
          Wachovia Securities
          Wells Fargo Investments

          Although the Strategies may use brokers and dealers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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                       REDEMPTION AND REPURCHASE OF SHARES

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          The following information supplements that set forth in the Strategies' Prospectuses under the heading "Investing in the Strategies." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Each Strategy has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Strategy's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Strategy.

Redemption
----------

          Subject only to the limitations described below, the Strategies will redeem shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. If a shareholder has any questions regarding what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended and the date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by a Strategy of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Strategy fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of a Strategy.

          Payment of the redemption price will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Strategy's portfolio securities at the time of such redemption or repurchase. Redemption proceeds will reflect the deduction of the applicable CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss), depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of a Strategy for which no share certificates have been issued, the registered owner or owners should forward a letter to the Strategy containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

          To redeem shares of the Strategies represented by share certificates, an investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Strategy with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Strategy for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Strategy. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption by Electronic Funds Transfer. Each Strategy shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from ABIS is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672. A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time, on a Strategy business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption by Check. Each Strategy shareholder is eligible to request redemption by check of Strategy shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Strategy business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Strategies reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. None of the Strategies, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that a Strategy reasonably believes to be genuine. ABIS will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If ABIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Strategies may repurchase shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of the close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the financial intermediary. A shareholder may offer shares of a Strategy to ABI either directly or through a financial intermediary. Neither the Strategies nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to the Class A shares, Class B shares and Class C shares). Normally, if shares of the Strategies are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Strategies as described above with respect to financial intermediaries is a voluntary service of the Strategies and the Strategies may suspend or terminate this practice at any time.

General
-------

          The Strategies reserve the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of such a redemption. In the case of a redemption or repurchase of shares of the Strategies recently purchased by check, redemption proceeds will not be made available until the relevant Strategy is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                              SHAREHOLDER SERVICES

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          The following information supplements that set forth in the Prospectuses under the heading "Investing in the Strategies." The shareholder services set forth below are applicable to all classes of shares of a Strategy unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Strategy that are different from those described herein.

          If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Strategies through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in the Strategies for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates may, on a tax-free basis, exchange Class A shares of any AllianceBernstein Mutual Fund for Advisor Class shares of any other AllianceBernstein Mutual Fund, including the Strategies. Exchanges of shares are made at the NAV next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by ABIS by 4:00 p.m., Eastern time on a Strategy business day in order to receive that day's NAV.

          Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in the Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Strategy shareholder, and the shareholder's financial intermediary as applicable, are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Strategy business day as defined above. Telephone requests for exchanges received before 4:00 p.m., Eastern time, on a Strategy business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Strategy shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Strategy business day prior thereto if the 12th day is not a Strategy business day.

          None of the AllianceBernstein Mutual Funds, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for exchanges that a Strategy reasonably believes to be genuine. ABIS will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If ABIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may legally be sold. Each AllianceBernstein Mutual Fund reserves the right to reject any order to acquire its shares through exchange or, at any time on 60 days' notice to its shareholders, otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Strategies' independent registered public accounting firm, KPMG LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder may arrange for copies of his or her account statements to be sent to another person.

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                                 NET ASSET VALUE

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          The NAV is computed in accordance with the Trust's Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Strategy on each Strategy business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Strategy's NAV is calculated by dividing the value of that Strategy's total assets, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Strategies' pricing policies and procedures adopted by the Board of Trustees (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Trustees has delegated to the Adviser, subject to the Board of Trustees' continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on The Nasdaq Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees;

          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges are valued in accordance with paragraph (a) above, by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Strategies are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Trustees, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Trustees.

          The Strategies value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Trustees of the AllianceBernstein Portfolios. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Strategies expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Strategies may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategies believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to their oversight, the Trustees have delegated responsibility for valuing a Strategy's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.

          The Board of Trustees may suspend the determination of a Strategy's NAV (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Strategy to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining each Strategy's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

          The assets attributable to the Class A shares, Class B shares, Class C shares, Advisor Class shares, Class R shares, Class K shares and Class I shares will be invested together in a single portfolio for each Strategy. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Strategy in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

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          Dividends paid by the Strategies, if any, with respect to Class A, Class B, Class C, Class R, Class K and Class I shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class A, Class B and Class C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

          The following discussion addresses certain U.S. federal income tax issues concerning the Strategies and the purchase, ownership, and disposition of Strategy shares. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Strategy shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

United States Federal Income Taxation of Dividends and Distributions
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          TAXATION OF EACH STRATEGY. Each Strategy is treated as a separate taxable entity for U.S. federal income tax purposes. Each Strategy intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year.

          In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Strategy must, among other things:

          (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in certain qualified publicly traded partnerships;

          (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

          (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Strategy's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Strategy's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Strategy's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Strategy controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships. In the case of the Strategy's investments in loan participations, if any, the Strategy shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

          If a Strategy qualifies as a regulated investment company that is accorded special tax treatment, the Strategy will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

          If a Strategy were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Strategy would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to U.S. shareholders as ordinary income. (Some portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of non-corporate U.S. shareholders and (ii) for the dividends received deduction in the case of corporate U.S. shareholders.) In addition, each Strategy could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

          A Strategy will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Strategy that is subject to corporate income tax will be considered to have been distributed by the Strategy during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Strategy on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          STRATEGY DISTRIBUTIONS. Distributions of net investment income made by any of the Strategies are generally taxable to U.S. shareholders as ordinary income (see "Exempt-Interest Dividends" below for special rules applying to certain distributions made by the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy). Distributions are taxable to U.S. shareholders even if they are paid from income or gains earned by the Strategy before the shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether the shareholder receives them in cash or reinvests them in additional shares.

          Taxes on distributions of capital gains are determined by how long the Strategy owned the investments that generated them, rather than how long a U.S. shareholder has owned his or her shares in the Strategy. Distributions of net capital gains from the sale of investments that the Strategy owned for more than one year and that are properly designated by the Strategy as capital gain dividends ("Capital Gain Dividends") will be taxable to U.S. shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Strategy owned for one year or less will be taxable to U.S. shareholders as ordinary income.

          Some or all of the distributions from a Strategy may be treated as "qualified dividend income," taxable to U.S. individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets) if paid on or before December 31, 2010. A distribution from a Strategy will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Strategy from taxable domestic corporations and certain qualified foreign corporations, and provided that the Strategy meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Strategy in order to take advantage of this preferential tax rate. To the extent distributions from a Strategy are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Strategy will not be eligible for the lower rates. A Strategy will notify shareholders as to how much of the Strategy's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

          Any dividend or distribution received by a U.S. shareholder on shares of one of the Strategies (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

          EXEMPT-INTEREST DIVIDENDS. Distributions that the AllianceBernstein Tax-Managed Balanced Wealth Strategy or the AllianceBernstein Tax-Managed Wealth Preservation Strategy properly designate as exempt-interest dividends are treated as interest excludable from U.S. shareholders' gross income for federal income tax purposes, but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Because they intend to qualify to pay exempt-interest dividends, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy may be limited in their respective abilities to enter into taxable transactions (for example, involving forward commitments, repurchase agreements, financial futures and certain options contracts).

          Part or all of the interest on indebtedness, if any, incurred or continued by a U.S. shareholder to purchase or carry shares of the AllianceBernstein Tax-Managed Balanced Wealth Strategy or the AllianceBernstein Tax-Managed Wealth Preservation Strategy is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Strategy's total distributions (not including distributions from net long- term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

          The AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy will inform their respective investors within 60 days of the Strategy's fiscal year-end of the percentage of their respective income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Strategy's income that was tax-exempt during the period covered by the distribution.

          The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. You are advised to consult with your tax adviser about state and local tax matters. In addition, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any U.S. shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

          DIVIDENDS RECEIVED DEDUCTION. Corporate U.S. shareholders may be able to take a dividends-received deduction with respect to the portion of any Strategy distribution representing certain dividends received by the Strategy from domestic corporations during the taxable year. The ability to take a dividends-received deduction is subject to particular requirements and limitations in the Code.

          Please consult your tax advisers to determine whether a dividends-received deduction can be taken in respect of distributions made to you by any of the Strategies.

          RETURN OF CAPITAL DISTRIBUTIONS. If a Strategy makes a distribution in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a U.S. shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

          Dividends and distributions on a Strategy's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Strategy's realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Strategy's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Strategy's net asset value also reflects unrealized losses.

          REDEMPTIONS, SALES, AND EXCHANGES OF SHARES. Redemptions, sales, and exchanges of shares in any of the Strategies (including exchanges of shares in one Strategy for those in another Strategy or regulated investment company) are generally taxable transactions for U.S. federal income tax purposes, generally giving rise to gain or loss recognition by U.S. shareholders at rates applicable to long-term or short-term capital gains depending on whether the shares were held for more than one year or for one year or less, respectively. However, if a U.S. shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for U.S. federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Strategy shares will be disallowed if other shares of the same Strategy are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

          OPTIONS, FUTURES, FORWARD CONTRACTS, AND SWAP AGREEMENTS. Each Strategy may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, foreign currencies, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Strategy, defer losses to the Strategy, cause adjustments in the holding periods of the Strategy's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Strategy will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Strategy.

          Certain of each Strategy's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Strategy's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Strategy's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and
(iii) thereafter as gain from the sale or exchange of a capital asset. If its book income is less than sum of its taxable income and net tax-exempt income (if any), a Strategy could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

          SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. An investment made in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Strategy making the investment to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Strategy may be required to sell securities in its portfolio that it otherwise would have continued to hold.

          CAPITAL LOSS CARRYOVER. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a Strategy are shown in the notes to the financial statements incorporated by reference into this SAI.

          FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. Each Strategy may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

          With respect to each of the Strategies, investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Strategy's recognition of ordinary income and affect the timing or amount of the Strategy's distributions. None of the Strategies expects that U.S. shareholders will be able to claim a credit or deduction with respect to foreign taxes paid by the Strategy.

          PASSIVE FOREIGN INVESTMENT COMPANIES. Equity investments by a Strategy in certain "passive foreign investment companies" ("PFICs") could potentially subject the Strategy to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Strategy shareholders. However, the Strategy may elect to avoid the imposition of that tax. For example, the Strategy may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Strategy will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Strategy also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Strategy's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Strategy to avoid taxation. Making either of these elections therefore may require the Strategy to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Strategy's total return.

          SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. A dividend or distribution with respect to shares of a Strategy held by defined contribution and other tax-qualified plans will generally not be taxable to the plans. Distributions from such plans to their respective individual participants will generally be taxable to those participants under applicable tax rules without regard to the character of the income earned by the qualified plans. Because special tax rules apply to investments though defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisers to determine the suitability of shares of a Strategy as an investment through such plans and the precise effect of and investment on their particular tax situation.

          UNRELATED BUSINESS TAXABLE INCOME. Under current law, a tax-exempt U.S. shareholder will generally not realize unrelated business taxable income with respect to its shares in any of the Strategies, provided that those shares do not constitute debt-financed property in the hands of such shareholder within the meaning of the Code and, provided further, that no Strategy holds shares in a real estate investment trust owning residual interests in a real estate mortgage investment conduit. However, prospective and current tax-exempt shareholders, including charitable remainder trusts (which lose tax-exempt status for any taxable years in which they realize any amount of unrelated business taxable income), should consult their respective tax advisers to determine the suitability of acquiring shares of a Strategy.

          NON-U.S. SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends) paid by a Strategy to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of each Strategy beginning after December 31, 2004 and before January 1, 2008, a Strategy will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Strategy, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Strategy. If a Strategy invests in a regulated investment company that pays such distributions to the Strategy, such distributions will retain their character as not subject to withholding when paid by the Strategy to its foreign shareholders. This provision will first apply to the Strategies (1) with respect to their direct portfolio investments in their taxable years beginning September 1, 2005 and, (2) with respect to the Strategies' investments in other regulated investment companies, with respect to distributions from such regulated investment companies in the taxable years of such regulated investment companies beginning after December 31, 2004 that are received by a Strategy in its taxable year beginning on September 1, 2005. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

          If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

          The 2004 Act modifies the tax treatment of distributions from a Strategy that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of regulated investment companies beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. A Strategy that invests in a regulated investment company will not, under current law, receive or pass through USRPI Distributions as a result of such investment; this result may be changed by future regulations.

          Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Strategy or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Strategies beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

          BACKUP WITHHOLDING. Each Strategy generally is required to withhold and remit to the U.S. Treasury a percentage (currently 28%) of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Strategy with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Strategy that he or she is a United States person and is not subject to such withholding.

          TAX SHELTER REGULATIONS. Under Treasury regulations pertaining to tax shelters, shareholders subject to U.S. federal income tax may be required in certain cases to file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who are individuals recognizing $2 million or more of losses with respect to their shares in a Strategy in any taxable year (or $4 million or more in a combination of taxable years) generally are subject to this requirement, as are shareholders that are corporations recognizing $10 million or more of losses with respect to their shares in a Strategy in any taxable year (or $20 million or more in a combination of taxable years). Although shareholders directly owning shares in a corporation are in many cases excepted from this disclosure requirement, under current guidance these exceptions do not apply to shares of regulated investment companies such as the Strategies. Shareholders in a Strategy may also be subject to this disclosure requirement if they are in any way obligated not to disclose the U.S. federal income tax treatment or tax structure of their acquisition, holding, or disposition of their shares. Please consult your tax adviser to determine the applicability of these regulations in particular cases, including whether any subsequent guidance might exempt you from this disclosure requirement.


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                              STRATEGY TRANSACTIONS

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          Under the general supervision of the Trustees, the Adviser makes each Strategy's investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as "best execution"). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Strategies nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Strategies, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Strategies. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Strategies effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the fee charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such fee is reasonable in relation to the value of brokerage and research services provided by the executing broker.

          The Strategies may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Strategies will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

          Aggregate securities transactions during the fiscal year ended August 31, 2006 were as follows: with respect to the AllianceBernstein Tax-Managed Wealth Preservation Strategy, $243,048,617 and, in connection therewith, brokerage commissions of $49,764 (97.0%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Tax-Managed Balanced Wealth Strategy, $398,618,021 and, in connection therewith, brokerage commissions of $102,418 (92.4%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, $293,892,999 and, in connection therewith, brokerage commissions of $238,014 (96.0%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Wealth Appreciation Strategy, $0 and, in connection therewith, brokerage commissions of $0 (0%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Balanced Wealth Strategy, $0 and, in connection therewith, brokerage commissions of $0 (0%) were allocated to persons or firms supplying research information; and with respect to the AllianceBernstein Wealth Preservation Strategy, $0 and, in connection therewith, brokerage commissions of $0 (0%) were allocated to persons or firms supplying research information.

          Aggregate securities transactions during the fiscal year ended August 31, 2005 were as follows: with respect to the AllianceBernstein Tax-Managed Wealth Preservation Strategy, $184,385,596 and, in connection therewith, brokerage commissions of $51,124 were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Tax-Managed Balanced Wealth Strategy, $269,908,238 and, in connection therewith, brokerage commissions of $130,214 were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, $111,425,303 and, in connection therewith, brokerage commissions of $121,511 were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Wealth Appreciation Strategy, $582,611,327 and, in connection therewith, brokerage commissions of $542,550 were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Balanced Wealth Strategy, $1,432,490,215 and, in connection therewith, brokerage commissions of $567,628 were allocated to persons or firms supplying research information; and with respect to the AllianceBernstein Wealth Preservation Strategy, $556,287,310 and, in connection therewith, brokerage commissions of $96,931 were allocated to persons or firms supplying research information.

          Aggregate securities transactions during the fiscal year ended August 31, 2004 were as follows: with respect to the AllianceBernstein Tax-Managed Wealth Preservation Strategy, $379,463,769 and, in connection therewith, brokerage commissions of $64,689 were allocated to persons or firms supplying research information; and with respect to the AllianceBernstein Tax-Managed Balanced Wealth Strategy, $423,407,832 and, in connection therewith, brokerage commissions of $141,427 were allocated to persons or firms supplying research information. Aggregate securities transactions during the period September 2, 2003 through August 31, 2004 were as follows: with respect to the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, $74,898,468 and, in connection therewith, brokerage commissions of $101,909 were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Wealth Appreciation Strategy, $315,506,195 and, in connection therewith, brokerage commissions of $399,263 were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Balanced Wealth Strategy, $616,306,252 and, in connection therewith, brokerage commissions of $380,661 were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Wealth Preservation Strategy, $397,247,687 and, in connection therewith, brokerage commissions of $82,325 were allocated to persons or firms supplying research information.

          For the fiscal year ended August 31, 2006, the AllianceBernstein Tax-Managed Wealth Preservation Strategy paid an aggregate of $50,841 in brokerage commissions; the AllianceBernstein Tax-Managed Balanced Wealth Strategy paid an aggregate of $145,421 in brokerage commissions; the AllianceBernstein Tax-Managed Wealth Appreciation Strategy paid an aggregate of $246,543 in brokerage commissions; the AllianceBernstein Wealth Preservation Strategy paid an aggregate of $0 in brokerage commissions; the AllianceBernstein Balanced Wealth Strategy paid an aggregate of $0 in brokerage commissions; and the AllianceBernstein Wealth Appreciation Strategy paid an aggregate of $0 in brokerage commissions.

          For the fiscal year ended August 31, 2005, the AllianceBernstein Tax-Managed Wealth Preservation Strategy paid an aggregate of $52,503 in brokerage commissions; the AllianceBernstein Tax-Managed Balanced Wealth Strategy paid an aggregate of $132,659 in brokerage commissions; the AllianceBernstein Tax-Managed Wealth Appreciation Strategy paid an aggregate of $123,579 in brokerage commissions; the AllianceBernstein Wealth Preservation Strategy paid an aggregate of $98,961 in brokerage commissions; the AllianceBernstein Balanced Wealth Strategy paid an aggregate of $577,288 in brokerage commissions; and the AllianceBernstein Wealth Appreciation Strategy paid an aggregate of $555,319 in brokerage commissions.

          For the fiscal year ended August 31, 2004, the AllianceBernstein Tax-Managed Wealth Preservation Strategy paid an aggregate of $100,726 in brokerage commissions; and the AllianceBernstein Tax-Managed Balanced Wealth Strategy paid an aggregate of $204,676 in brokerage commissions. For the period September 2, 2003 through August 31, 2004, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy paid an aggregate of $106,648 in brokerage commissions; and the AllianceBernstein Wealth Appreciation Strategy paid an aggregate of $451,015 in brokerage commissions the AllianceBernstein Balanced Wealth Strategy paid an aggregate of $450,273 in brokerage commissions; and the AllianceBernstein Wealth Preservation Strategy paid an aggregate of $112,091 in brokerage commissions.

          The extent to which commissions that will be charged by broker-dealers selected by the Strategies may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Strategies place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Strategies; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Strategies. In connection with seeking best price and execution, the Strategies do not consider sales of shares of the Strategies or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to effect portfolio transactions.

          The Strategies may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. or SCB Ltd., affiliates of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Strategies' objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. and SCB Ltd. are affiliates of the Adviser. With respect to orders placed with SCB & Co. and SCB Ltd. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          The brokerage transactions engaged in by the Strategies with SCB & Co., SCB Ltd., and their affiliates during the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004 are set forth below.

                                                                                       % of Strategy's
                                                                                       Aggregate Dollar Amount
                                                                                       of Brokerage
                                                                                       Transactions Involving
                                                                     % of Strategy's   the Payment of
                                                       Amount of     Aggregate         Commissions Effected
                                                       Brokerage     Brokerage         Through Affiliated
 Period Ended               Strategy                   Commissions   Commissions       Brokers

August 31, 2006      AllianceBernstein Tax-Managed         $850         1.67%           1.19%
                     Wealth Preservation Strategy

August 31, 2006      AllianceBernstein Tax-Managed       $1,173         0.81%           0.84%
                     Balanced Wealth Strategy

August 31, 2006      AllianceBernstein Tax-Managed         $992         0.40%           0.30%
                     Wealth Appreciation Strategy

August 31, 2006      AllianceBernstein Wealth                $0            0%              0%
                     Preservation Strategy

August 31, 2006      AllianceBernstein Balanced              $0            0%              0%
                     Wealth Strategy

August 31, 2006      AllianceBernstein Wealth                $0            0%              0%
                     Appreciation  Strategy

August 31, 2005      AllianceBernstein Tax-Managed       $3,866         7.36%           6.24%
                     Wealth Preservation Strategy

August 31, 2005      AllianceBernstein Tax-Managed      $15,233        11.48%           9.14%
                     Balanced Wealth Strategy

August 31, 2005      AllianceBernstein Tax-Managed      $13,020        10.54%           7.07%
                     Wealth Appreciation Strategy

August 31, 2005      AllianceBernstein Wealth           $12,236        12.36%          11.61%
                     Preservation Strategy

August 31, 2005      AllianceBernstein Balanced        $102,319        17.72%          16.13%
                     Wealth Strategy

August 31, 2005      AllianceBernstein Wealth           $57,926        10.43%          10.27%
                     Appreciation  Strategy

August 31, 2004      AllianceBernstein Tax-Managed      $33,716        33.47%          32.36%
                     Wealth Preservation Strategy

August 31, 2004      AllianceBernstein Tax-Managed      $66,550        32.51%          30.91%
                     Balanced Wealth Strategy

August 31, 2004      AllianceBernstein Tax-Managed      $25,995        24.37%          21.14%
                     Wealth Appreciation Strategy

August 31, 2004      AllianceBernstein Wealth           $18,970        16.92%          15.44%
                     Preservation Strategy

August 31, 2004      AllianceBernstein Balanced         $95,143        21.13%          20.27%
                     Wealth Strategy

August 31, 2004      AllianceBernstein Wealth           $99,408        22.04%          20.36%
                     Appreciation  Strategy

Disclosure of Portfolio Holdings
--------------------------------

          The Strategies believe that the ideas of the Adviser's investment staff should benefit the Strategies and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Strategy trading strategies or using Strategy information for stock picking. However, the Strategies also believe that knowledge of the Strategies' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of the Strategies, policies and procedures relating to disclosure of the Strategies' portfolio securities. The policies and procedures relating to disclosure of the Strategies' portfolio securities are designed to allow disclosure of portfolio holdings information when necessary to the Strategies' operations or useful to the Strategies' shareholders without compromising the integrity or performance of the Strategies. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Strategies and their shareholders) are met, the Strategies do not provide or permit others to provide information about the Strategies' portfolio holdings on a selective basis.

          The Strategies include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Strategies' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the applicable Strategy, the market value of the applicable Strategy's holdings and the percentage of the applicable Strategy's assets represented by the applicable Strategy's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities a Strategy holds, a summary of a Strategy's top ten holdings (including name and the percentage of the Strategy's assets invested in each holding) and a percentage breakdown of the Strategy's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, emailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about the Strategies' portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Strategies. In addition, the Adviser may distribute or authorize distribution of information about the Strategies' portfolio holdings that is not publicly available, on the website or otherwise, to the Strategies' service providers who require access to the information in order to fulfill their contractual duties relating to the Strategies, to facilitate the review of the Strategies by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Strategy shareholders. The Adviser does not expect to disclose information about the Strategies' portfolio holdings that is not publicly available to the Strategies' individual or institutional investors or to intermediaries that distribute the Strategies' shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about the Strategies' portfolio holdings is permitted, however, AllianceBernstein's Chief Compliance Officer (or his designee) must determine that a Strategy has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Strategy's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Strategy or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

          The Adviser has established procedures to ensure that the Strategies' portfolio holdings information is only disclosed in accordance with these policies. Only AllianceBernstein's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Strategy and is in the best interest of the Strategy's shareholders. AllianceBernstein's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to a Strategy and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Strategy and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by AllianceBernstein's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. AllianceBernstein's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the applicable Strategy's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Strategies' portfolio holdings: (i) the Strategies' independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Strategy regulatory filings; (iii) the Strategies' custodian in connection with its custody of the Strategies' assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Strategies' portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

-------------------------------------------------------------------------------

Description of the Trust
------------------------

          The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, each of which is represented by a separate series of shares. In addition to the Strategies, the other portfolio of the Trust is the AllianceBernstein Growth Fund. The name of the Trust was changed from The Alliance Portfolios to The AllianceBernstein Portfolios on March 31, 2003.

          The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Strategy and each class thereof do not have any preemptive rights. Upon termination of any Strategy or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Strategy or that class are entitled to share pro rata in the net assets of that Strategy or that class then available for distribution to such shareholders.

          The assets received by the Trust for the issue or sale of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Strategy and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Strategy. The underlying assets of each Strategy and each class of shares thereof are segregated and are charged with the expenses with respect to that Strategy and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

          The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or either Strategy, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Strategy affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Strategy's assets and, upon redeeming shares, will receive the then-current NAV of the Strategy represented by the redeemed shares less any applicable CDSC. Each Strategy is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Strategies, and additional classes of shares within each Strategy. If an additional portfolio or class were established in either Strategy, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Class A, Class B, Class C, Class R, Class K and Class I shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B, Class C, Class R, Class K and Class I shares of the Strategies bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of each Strategy votes separately with respect to the Strategy's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of a Strategy, are entitled to receive the net assets of the Strategy.

Capitalization
--------------

          The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as the approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Except as noted below under "Shareholder and Trustee Liability," all shares of the Strategies when duly issues will be fully paid and non-assessable.

          At the close of business on December 8, 2006, there were 164,739,230 shares of common stock of the AllianceBernstein Balanced Wealth Strategy, including 79,435,986 Class A shares, 38,187,319 Class B shares, 37,429,439 Class C shares, 353,058 Class R shares, 6,807,916 Advisor Class shares, 941,023 Class K shares, and 1,584,489 Class I shares.

          At the close of business on December 8, 2006, there were 105,657,127 shares of common stock of the AllianceBernstein Wealth Appreciation Strategy, including 40,632,896 Class A shares, 19,620,055 Class B shares, 19,467,322 Class C shares, 482,964 Class R shares, 23,514,429 Advisor Class shares, 747,948 Class K shares, and 1,191,513 Class I shares.

          At the close of business on December 8, 2006, there were 51,748,347 shares of common stock of the AllianceBernstein Wealth Preservation Strategy, including 24,411,361 Class A shares, 11,265,903 Class B shares, 12,962,885 Class C shares, 408,045 Class R shares, 2,248,203 Advisor Class shares, 229,257 Class K shares, and 222,693 Class I shares.

          At the close of business on December 8, 2006, there were 27,758,118 shares of common stock of the AllianceBernstein Tax-Managed Balanced Wealth Strategy, including 16,721,366 Class A shares, 4,879,930 Class B shares, 5,395,337 Class C shares and 761,485 Advisor Class shares.

          At the close of business on December 8, 2006, there were 13,814,070 shares of common stock of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, including 7,539,610 Class A shares, 3,058,585 Class B shares, 2,620,500 Class C shares and 595,375 Advisor Class shares.

          At the close of business on December 8, 2006, there were 23,027,966 shares of common stock of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, including 7,636,055 Class A shares, 2,000,907 Class B shares, 3,796,336 Class C shares and 9,594,668 Advisor Class shares.

          Persons who owned of record or beneficially more than 25% of any class of a Strategy's outstanding shares are deemed to "control" such class.

                   ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
                             5% Beneficial Ownership
                             As of December 8, 2006

                                                  No. of Shares
Name and Address                                  of Class            % of Class
----------------                                  --------            ----------

Class A
-------

Pershing LLC                                      11,791,153           14.84%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class B
-------

Pershing LLC                                       3,609,560            9.45%
P.O. Box 2052
Jersey City, NJ 07303-2052

First Clearing LLC                                 2,163,257            5.66%
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

MLPF&S                                             2,326,894            6.09%
For the sole benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Citigroup Global Markets                           3,393,457            8.89%
House Account
ATTN:  Cindy Tempesta
333 W. 34th Street, 3rd Floor
New York, NY  10001-2402

Class C
-------

Pershing LLC                                       3,534,357            9.44%
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S                                            10,150,575           27.12%
For the sole benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Advisor Class
-------------

Merrill Lynch                                        690,209           10.14%
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Trust for Profit Sharing Plan For Employees of       897,490           13.18%
AllianceBernstein L.P. Plan A
Attn:  Diana Marotta, Fl. 31
1345 Avenue of the Americas
New York, NY  10105

PIMS/Prudential Retirement                         3,072,228           45.13%
As Nominee for the TTEE/Cust Pl
AllianceBernstein L.P.
300 International Parkway, Suite 270
Heathrow, FL 32746-5028

Pershing LLC                                         745,885           10.96%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class R
-------

MFS Heritage Trust Co. TTEE FBO                       19,760            5.60%
P.O. Box 55824
Boston, MA  02205-5824

Reliance Trust Co.                                    34,325             9.72
FBO Healthcare Management A 401K
P.O. Box 48529 Atlanta, GA 30362-1529

Union Bank Tr. Nominee                                24,669            6.99%
FBO TS Sacramento Radiology 401(k)
P.O. Box 85484 San Diego, CA 92186-5484

Counsel Trust                                         41,859           11.86%
FBO Sencore Inc. PSP 401(k) Plan
336 Fourth Avenue, 5th Floor
The Times Building
Pittsburgh, PA  15222-2004

Counsel Trust                                         37,719           10.68%
FBO Sencore Inc. PSP
336 Fourth Avenue, 5th Floor
The Times Building
Pittsburgh, PA  15222-2004

MG Trust Co. Cust. FBO                                98,268           27.83%
Oak Harbor Freight Lines Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531

Class K
-------

Union Bank of CA Tr. Nominee                         127,024           13.50%
FBO Service Holdings LLC 401(k) Plan
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank Tr. Nominee Cust.                          55,513            5.90%
FBO Perry Hay & Chu PSP
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank Tr. Nominee                               224,618           23.87%
FBO Savings Plan for the Employees
  of New York Inc.
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank Tr. Nominee                               150,554           16.00%
FBO TS Servicemaster by Gilmore Brothers
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank Tr. Nominee                               120,002           12.75%
FBO Cohen Pontai Lieberman & Pavane 401(k)
  Retirement Savings Plan
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank Tr. Nominee                                76,111            8.09%
FBO TS Eichstaedt & Devereaux 401(k)
P.O. Box 85484 San Diego, CA 92186-5484

Class I
-------

Union Bank of California Trust Nominee               307,658           19.42%
J. D'Addario & Company MPP Employees
  Pension Plan
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank of California Trust Nominee                97,385            6.15%
George Little Mgmt. LLC 401(k) PSP
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank of California Trust Nominee               191,898           12.11%
Group Pension Plan for Employees of
  Rosenn Jenkins & Greenwald LLP
P.O. Box 85484
San Diego, CA  92186-5484

Union Bank of California Trust Nominee               893,894           56.42%
FBO Webcor Builders 401(k) PSP
P.O. Box 85484 San Diego, CA 92186-5484

                 ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
                             5% Beneficial Ownership
                             As of December 8, 2006

                                                  No. of Shares
Name and Address                                  of Class            % of Class
----------------                                  --------            ----------

Class A
-------

Pershing LLC                                      6,158,798            15.16%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class B
-------

Pershing LLC                                      2,113,183            10.77%
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S                                            1,036,397             5.28%
For the sole benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Citigroup Global Markets                          1,722,177             8.78%
House Account
Attn:  Cindy Tempesta
333 West 34th St. Fl. 3
New York, NY  10001-2402

First Clearing LLC                                1,052,653             5.37%
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

Class C
-------

MLPF&S                                            4,753,556            24.42%
For the sole benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Pershing LLC                                      2,099,577            10.79%
P.O. Box 2052
Jersey City, NJ 07303-2052

First Clearing LLC                                1,100,848             5.65%
Special Custody Account for the
Exclusive Benefit of Customer
10750 Wheat First Drive
Glen Allen, VA  23060-9245

Advisor Class
-------------

PIMS/Prudential Retirement                        8,091,838            34.41%
As Nominee for the TTEE/Cust Pl
AllianceBernstein L.P.
300 International Parkway, Suite 270
Heathrow, FL 32746-5028

Trust for Profit Sharing Plan For Employees of    3,453,980            14.69%
AllianceBernstein L.P. Plan A
Attn:  Diana Marotta, Fl. 31
1345 Avenue of the Americas
New York, NY  10105

Class R
-------

Counsel Trust                                        63,986            13.25%
FBO Sencore Inc. PSP 401(k) Plan
336 Fourth Avenue, 5th Floor
The Times Building
Pittsburgh, PA  15222-2004

Counsel Trust                                        28,423             5.89%
FBO Sencore Inc. PSP
336 Fourth Avenue, 5th Floor
The Times Building
Pittsburgh, PA  15222-2004

MG Trust Co.                                        294,766            61.03%
FBO Oak Harbor Freight Lines Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531

Class K
-------

Union Bank of CA TTEE FBO                            44,905             6.00%
Bonnie Bridges Mueller O'Keefe & Nichols PC
401K Savings Pl.
P.O. Box 5024 Costa Mesa, CA 92628-5024

Union Bank of California Trust Nominee              139,447            18.64%
FBO Dibenedetto, Schratz & Hodge MD PC
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank of California Trust Nominee              206,369            27.59%
FBO Palm Beach Heart Assoc. PA PSP
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank Tr. Nominee                               44,338             5.93%
FBO Perry Hay & Chu PSP
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank of California Trust Nominee               46,360             6.20%
FBO Paresky, Flitt & Company 401(k) PSP
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank Tr. Nominee                               60,915             8.14%
FBO TS North Country Ent. 401(k) PSP
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank Tr. Nominee                               80,968            10.83%
FBO Cohen Pontai Lieberman & Pavane 401(k)
  Retirement Savings Plan
P.O. Box 85484 San Diego, CA 92186-5484

Class I
-------

Union Bank of California Trust Nominee              705,634            59.22%
J. D'Addario & Company MPP Employees
  Pension Plan
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank of California Trust Nominee              125,736            10.55%
J. D'Addario & Company 401(k) PSP
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank of California Trust Nominee              215,022            18.05%
George Little Mgmt. LLC 401(k) PSP
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank of California Trust Nominee               60,009             5.04%
Group Pension Plan for Employees of
  Rosenn Jenkins & Greenwald LLP
P.O. Box 85484
San Diego, CA  92186-5484

Union Bank of California Trust Nominee               72,999             6.13%
FBO Webcor Builders 401(k) PSP
P.O. Box 85484 San Diego, CA 92186-5484

                 ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY
                             5% Beneficial Ownership
                             As of December 8, 2006

                                                  No. of Shares
Name and Address                                  of Class            % of Class
----------------                                  --------            ----------

Class A
-------

Pershing LLC                                      4,290,922            17.58%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class B
-------

Pershing LLC                                      1,024,049             9.09%
P.O. Box 2052
Jersey City, NJ 07303-2052

Citigroup Global Markets                            690,944             6.13%
House Account
Attn:  Cindy Tempesta
333 West 34th St. Fl. 3
New York, NY  10001-2402

Class C
-------

MLPF&S                                            1,898,730            14.65%
For the sole benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Pershing LLC                                      1,312,902            10.13%
P.O. Box 2052
Jersey City, NJ 07303-2052

Advisor Class
-------------

PIMS/Prudential Retirement                        1,019,484            45.35%
As Nominee for the TTEE/Cust Pl
AllianceBernstein L.P.
300 International Parkway, Suite 270
Heathrow, FL 32746-5028

Trust for Profit Sharing Plan For Employees of      347,118            15.44%
AllianceBernstein L.P. Plan A
Attn:  Diana Marotta, Fl. 31
1345 Avenue of the Americas
New York, NY  10105

Pershing LLC                                        187,358             8.33%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class R
-------

Reliance Trust Co.                                   52,856            12.95%
FBO Knoxville Eye Surgery C 401K
P.O. Box 48529 Atlanta, GA 30362-1529

MG Trust Co.                                        317,560            77.82%
FBO Oak Harbor Freight Lines Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531

Class K
-------

Union Bank of California Trust Nominee               51,050            22.27%
FBO Valley View Hospital MPP
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank Tr. Nominee                               65,452            28.55%
FBO TS Valley View Hospital 403(b)
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank Tr. Nominee Cust.                         70,613            30.80%
FBO Perry Hay & Chu PSP
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank Tr. Nominee                               24,966            10.89%
FBO TS Thomas E. Penn MD 401(k) Plan
P.O. Box 85484 San Diego, CA 92186-5484

Class I
-------

Union Bank of California Trust Nominee              141,414            63.50%
J. D'Addario & Company MPP Employees
  Pension Plan
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank of California Trust Nominee               29,153            13.09%
J. D'Addario & Company 401(k) PSP
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank of California Trust Nominee               12,499             5.61%
Worldwide Dreams Deferred Comp. Pl. 401K
P.O. Box 85484 San Diego, CA 92186-5484

Union Bank of California Trust Nominee               23,102            10.37%
Group Pension Plan for Employees of
  Rosenn Jenkins & Greenwald LLP
P.O. Box 85484
San Diego, CA  92186-5484

Union Bank of California Trust Nominee               16,091             7.23%
FBO Webcor Builders 401(k) PSP
P.O. Box 85484 San Diego, CA 92186-5484

             ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
                             5% Beneficial Ownership
                             As of December 8, 2006

                                                  No. of Shares
Name and Address                                  of Class            % of Class
----------------                                  --------            ----------

Class A
-------

Pershing LLC                                      4,007,349            23.97%
P.O. Box 2052
Jersey City, NJ 07303-2052

Citigroup Global Markets                            963,961             5.76%
House Account
Attn:  Cindy Tempesta
333 West 34th St. Fl. 3
New York, NY  10001-2402

Class B
-------

MLPF&S For the sole benefit of its Customers        248,391             5.09%
ATTN:  Fund Admin
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

Citigroup Global Markets                            249,502             5.11%
House Account
Attn:  Cindy Tempesta
333 West 34th St. Fl. 3
New York, NY  10001-2402

Pershing LLC                                        559,429            11.46%
P.O. Box 2052
Jersey City, NJ  07303-2052

Class C
-------

MLPF&S                                            1,165,819            21.60%
For the sole benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Pershing LLC                                        520,371             9.64%
P.O. Box 2052
Jersey City, NJ 07303-2052

Advisor Class
-------------

Wells Fargo Investments LLC                          50,189             6.59%
608 2nd Avenue S Fl 8
Minneapolis, MN  55402-1927

Pershing LLC                                        353,376            46.41%
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch                                        41,315             5.43%
Attn: Fund Admin
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Richard C. Galiardo                                  76,050             9.99%
P.O. Box 311
Mendham, NJ  07945-0311

           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
                             5% Beneficial Ownership
                             As of December 8, 2006

                                                  No. of Shares
Name and Address                                  of Class            % of Class
----------------                                  --------            ----------

Class A
-------

Citigroup Global Markets                            425,240               5.57%
House Account
Attn:  Cindy Tempesta
333 West 34th St. Fl. 3
New York, NY  10001-2402

Pershing LLC                                      2,116,856              27.72%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class B
-------

Pershing LLC                                        309,574              15.47%
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S                                              123,828               6.19%
For the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Class C
-------

MLPF&S                                              947,976              24.97%
For the sole benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Pershing LLC                                        456,909              12.04%
P.O. Box 2052
Jersey City, NJ 07303-2052

           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY
                             5% Beneficial Ownership
                             As of December 8, 2006

                                                  No. of Shares
Name and Address                                  of Class            % of Class
----------------                                  --------            ----------

Class A
-------

Pershing LLC                                      1,595,654            21.16%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class B
-------

Pershing LLC                                        342,301            11.19%
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S                                              291,643             9.54%
For the sole benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

First Clearing LLC                                  187,901             6.14%
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

Class C
-------

MLPF&S                                              666,099            25.42%
For the sole benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Pershing LLC                                        266,696            10.18%
P.O. Box 2052
Jersey City, NJ 07303-2052

Advisor Class
-------------

Pershing LLC                                        439,381            73.80%
P.O. Box 2052
Jersey City, NJ 07303-2052

Raymond James & Associates, Inc.                     37,344             6.27%
FBO Mann Leona
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Raymond James & Associates, Inc.                     46,595             7.83%
FBO Manning Tr.
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Voting Rights
-------------

          As summarized in the Prospectuses, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Strategy and on other matters submitted to the vote of shareholders.

          The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Strategy will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

          There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Strategies' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

          Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

          No amendment may be made to the Agreement and Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability
---------------------------------

          Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Strategy's property for all loss and expense of any shareholder of that Strategy held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Strategy of which he or she was a shareholder would be unable to meet its obligations.

          The Agreement and Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Principal Underwriter
---------------------

          ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Trust. Under the Distribution Services Agreement between the Trust and ABI, the Trust has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of the Strategies offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          The financial statements of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy for the fiscal year ended August 31, 2006, and the financial statements of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy for the fiscal year ended August 31, 2006, which are incorporated herein by reference to the Strategies' Annual Reports for the fiscal year ended August 31, 2006, have been audited by KPMG LLP, 345 Park Avenue, New York, New York 10154, the Trust's independent registered public accounting firm for such fiscal year or period, as stated in its report appearing therein, and have been so incorporated in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI.

          This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

          The Report of the Independent Registered Public Accounting Firm and financial statements of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Appreciation Strategy included in such Strategies' Annual Report for the fiscal year ended August 31, 2006 (the "Tax-Managed Annual Report") are incorporated herein by reference to the Tax-Managed Annual Report. The Tax-Managed Annual Report was filed on Form N-CSR with the Commission on November 9, 2006.


          The Report of the Independent Registered Public Accounting Firm and financial statements of the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy included in such Strategies' Annual Report for the fiscal year ended August 31, 2006 (the "Non Tax-Managed Annual Report") are incorporated herein by reference to the Non Tax-Managed Annual Report. The Non Tax-Managed Annual Report was filed on Form N-CSR with the Commission on November 9, 2006.


          Also incorporated by reference are the statement of changes in net assets for the year ended August 31, 2005 and the financial highlights for each of the presented years and periods ended prior to 2005, which were audited by PricewaterhouseCoopers LLP whose report thereon, dated October 21, 2005, was included in both the Tax-Managed Annual Report and the Non Tax-Managed Annual Report for the year ended August 31, 2005 and were filed on Form N-CSR with the Commission on November 9, 2005. Copies of the Tax-Managed Annual Report and the Non Tax-Managed Annual Report are available without charge upon request by calling ABIS at (800) 227-4618.

                                   APPENDIX A
                                   ----------

                      DESCRIPTION OF CORPORATE BOND RATINGS

Description of the bond ratings of Moody's Investors Service, Inc. are as follows:

          Aaa-- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa-- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

          A-- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

          Baa-- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba-- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B-- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa-- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca-- Bonds that are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

          C-- Bonds that are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

Descriptions of the bond ratings of Standard & Poor's are as follows:

          AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

          BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

          D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

          The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                                   APPENDIX B
                                   ----------

                    STATEMENT OF POLICIES AND PROCEDURES FOR
                                 VOTING PROXIES

1.   Introduction

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.   Proxy Policies

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

2.1. Corporate Governance

     AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2. Elections of Directors

     Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3. Appointment of Auditors

     AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4. Changes in Legal and Capital Structure

     Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5. Corporate Restructurings, Mergers and Acquisitions

     AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6. Proposals Affecting Shareholder Rights

     AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7. Anti-Takeover Measures

     AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8. Executive Compensation

     AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9. Social and Corporate Responsibility

     AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.   Proxy Voting Procedures

3.1. Proxy Voting Committees

     Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2. Conflicts of Interest

     AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote;
     (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

     Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3. Proxies of Certain Non-US Issuers

     Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

     In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4. Loaned Securities

     Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5. Proxy Voting Records

     You may obtain information regarding how the Strategies voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

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